                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              REXALL SUNDOWN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              REXALL SUNDOWN, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             [Rexall Sundown Logo]

                              REXALL SUNDOWN, INC.

                          851 BROKEN SOUND PARKWAY, NW
                           BOCA RATON, FLORIDA 33487

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 6, 1997

To the Shareholders
of Rexall Sundown, Inc.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Rexall Sundown, Inc., a Florida corporation (the "Company"), will be held at 10:00 a.m., local time, on Thursday, February 6, 1997 at the Boca Raton Marriott, 5150 Town Center Circle, Boca Raton, Florida 33486, for the following purposes:

     (1) To elect eight members to the Company's Board of Directors to hold office until the Company's 1998 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

     (2) To consider and vote upon a proposal to amend the Company's Amended and Restated 1993 Stock Incentive Plan;

     (3) To consider and vote upon a proposal to amend the Company's Amended and Restated 1993 Non-Employee Director Stock Option Plan;

     (4) To consider and vote upon a proposal to amend the Company's Amended and Restated 1994 Non-Employee Director Stock Option Plan;

     (5) To consider and vote upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ended August 31, 1997; and

     (6) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on December 20, 1996 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of such shareholders will be available for examination at the principal executive offices of the Company located at 851 Broken Sound Parkway, NW, Boca Raton, Florida 33487, for a period commencing ten days prior to the Annual Meeting.

     Whether or not you expect to be present at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed, pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors

                                          RICHARD WERBER
                                          Secretary

Boca Raton, Florida
December 30, 1996

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                      1997 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              REXALL SUNDOWN, INC.
                             ---------------------
                                PROXY STATEMENT
                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Rexall Sundown, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Shareholders of the Company to be held on Thursday, February 6, 1997 or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

     The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is December 30, 1996. Shareholders should review the information provided herein in conjunction with the Company's 1996 Annual Report to Shareholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 851 Broken Sound Parkway, NW, Boca Raton, Florida 33487, and its telephone number is (561) 241-9400.

                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving their proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                            PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

     (1) To elect eight members to the Company's Board of Directors to serve until the Company's 1998 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

     (2) To consider and vote upon a proposal to amend the Company's Amended and Restated 1993 Stock Incentive Plan;

     (3) To consider and vote upon a proposal to amend the Company's Amended and Restated 1993 Non-Employee Director Stock Option Plan;

     (4) To consider and vote upon a proposal to amend the Company's Amended and Restated 1994 Non-Employee Director Stock Option Plan;

     (5) To consider and vote upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ended August 31, 1997; and

     (6) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) for the election of the eight nominees for Director named below; (b) for the proposal to amend the Company's Amended and Restated 1993 Stock Incentive Plan; (c) for the proposal to amend the Company's Amended and Restated 1993 Non-Employee Director Stock Option Plan; (d) for the proposal to amend the Company's Amended and Restated 1994 Non-Employee Director Stock Option Plan; and (e) for the proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants. If a shareholder specified a different choice by means of the enclosed proxy, such shareholder's shares of Common Stock will be voted in accordance with the specification so made.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on December 20, 1996 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 33,164,521 shares of Common Stock issued and outstanding, each of which is entitled to one vote on each matter submitted to shareholders at the Annual Meeting. Shareholders do not have the right to cumulate their votes for Directors.

     The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The proposal to amend the Company's Amended and Restated 1993 Stock Incentive Plan, the proposal to amend the Company's Amended and Restated 1993 Non-Employee Director Stock Option Plan, the proposal to amend the Company's Amended and Restated 1994 Non-Employee Director Stock Option Plan and the proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants, and any other matter that may be submitted to a vote of the shareholders, will be approved if a majority of votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting vote in favor of the matter, unless such other matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares of Common Stock so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

     A broker or nominee holding shares of Common Stock registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of Directors and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered as shares present at the Annual Meeting, and will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information as of December 20, 1996 concerning the beneficial ownership of the Common Stock by: (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the Executive Officers named in the Summary Compensation Table, and (iv) all Directors and Executive Officers of the Company as a group.

                                                                   SHARES OF            PERCENTAGE OF
                                                                  COMMON STOCK          COMMON STOCK
                            NAME                               BENEFICIALLY OWNED        OUTSTANDING
-------------------------------------------------------------  ------------------       -------------
Carl DeSantis(1).............................................       11,741,795(2)(3)         35.3%
Dean DeSantis(1).............................................        2,238,996(3)(4)          6.7
Damon DeSantis(1)............................................        3,143,246(3)(5)          9.5
Christian Nast...............................................           35,625(3)               *
Nickolas Palin...............................................           93,081                  *
Geary Cotton.................................................          331,426(3)(6)          1.0
Stanley Leedy................................................           17,000(3)               *
Raymond Monteleone...........................................            4,500(3)               *
Howard Yenke.................................................            4,500(3)               *
CDD Partners, Ltd.(1)........................................        9,898,736               29.8
Sylvia DeSantis..............................................        6,912,896(7)            20.8
All Executive Officers and Directors as a group (10
  persons)...................................................       17,728,419(8)            52.5

---------------

  * Less than 1%.
(1) In June 1993, each of Carl DeSantis, Dean DeSantis and Damon DeSantis contributed all shares of Common Stock then owned by them to CDD Partners, Ltd. ("CDD"), a Texas limited partnership of which Carl DeSantis, Dean DeSantis and Damon DeSantis are limited partners and to CDD Management, Inc. ("CDDM"), a Texas corporation and the general partner of CDD. Each of Carl DeSantis, Dean DeSantis and Damon DeSantis has shared beneficial ownership and voting power with respect to all such shares held by CDD and CDDM. CDD's address is 324 Harbor Landing Drive, Rockwall, Texas 75087.
(2) Includes 6,912,896 shares owned by Sylvia DeSantis as to which Carl DeSantis has sole voting power. Also includes 4,741,524 shares held by CDD which represent Mr. DeSantis' percentage interest in CDD. Does not include 5,157,212 shares beneficially owned by Dean DeSantis and Damon DeSantis indirectly through CDD.
(3) For each person, includes shares beneficially owned pursuant to currently exercisable stock options or options which will become exercisable within 60 days: Carl DeSantis -- 87,375 shares; Dean DeSantis -- 95,625 shares; Damon DeSantis -- 95,625 shares; Christian Nast -- 18,185 shares; Nickolas Palin -- 73,000 shares; Geary Cotton -- 96,000 shares; Stanley
     Leedy -- 17,000 shares; Raymond Monteleone -- 4,500 shares; and Howard Yenke -- 4,500 shares. See "Executive Compensation."
(4) Includes 2,142,356 shares held by CDD which represent Mr. DeSantis' percentage interest in CDD. Does not include 7,756,380 shares beneficially owned by Dean DeSantis that are held by CDD, which represent the percentage interest of Carl DeSantis and Damon DeSantis in CDD, and 13,740 shares beneficially owned by the wife of Dean DeSantis. Mr. DeSantis disclaims beneficial ownership of his wife's shares.
(5) Includes 3,014,856 shares held by CDD which represent Mr. DeSantis' percentage interest in CDD. Does not include 6,883,880 shares beneficially owned by Damon DeSantis that are held by CDD, which represent the percentage interest of Carl DeSantis and Dean DeSantis in CDD, and 10,250 shares owned by the wife of Damon DeSantis. Mr. DeSantis disclaims beneficial ownership of his wife's shares.
(6) Does not include 4,500 shares owned by the wife of Geary Cotton, as to which shares Mr. Cotton disclaims beneficial ownership.

(7) Ms. DeSantis' address is 851 Broken Sound Parkway, NW, Boca Raton, Florida 33487. All of such shares are subject to an irrevocable proxy granted to Carl DeSantis, and 6,579,021 of such shares are further subject to a stock purchase agreement with an irrevocable life insurance trust for the benefit of her children. Such stock purchase agreement provides for significant restrictions on sales or transfers of such shares during her life, and requires the sale of such shares to such trust upon her death.

(8) Includes 589,060 shares beneficially owned by Directors and executive officers as a group pursuant to stock options under which such persons have the right to acquire such shares within 60 days. See "Executive Compensation."

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's Directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 31, 1996, all Section 16(a) filing requirements applicable to its Directors, executive officers, and greater than ten percent beneficial owners have been complied with.

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide that the number of Directors shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors has fixed at eight the number of Directors that will constitute the Board for the ensuing year. Each Director elected at the Annual Meeting will serve for a term expiring at the Company's 1998 Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

     Each of the current members of the Board of Directors, consisting of Carl DeSantis, Christian Nast, Dean DeSantis, Damon DeSantis, Nickolas Palin, Stanley Leedy, Raymond Monteleone and Howard Yenke, has been nominated by the Company to be re-elected as a Director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, if one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

     The following sets forth certain information concerning each Director and nominee for election to the Board of Directors of the Company.

     CARL DESANTIS, age 57, founded the Company in 1976, has served as its Chairman of the Board and Chief Executive Officer since its inception, and served as its President from 1976 to April 1995. Mr. DeSantis has had over 17 years of experience with retail drug store companies, including Super-X Drug Stores and Walgreen Drug Stores. He is the father of Dean DeSantis and Damon DeSantis.

     CHRISTIAN NAST, age 65, has been President and Chief Operating Officer of the Company since April 1995 and a Director of the Company since October 1993. From December 1989 to April 1995, Mr. Nast was employed by Colgate Palmolive Co. as its executive vice president-North America. Mr. Nast has over 40 years of experience in the consumer products industry with companies such as Bristol-Myers Company, Chesebrough-Ponds, Inc. and the Procter & Gamble Company.

     DEAN DESANTIS, age 34, has been Senior Vice President-Operations of the Company since June 1989, a Director of the Company since March 1990 and joined the Company in 1985. He is the son of Carl DeSantis and the brother of Damon DeSantis.

     DAMON DESANTIS, age 32, has been President of Rexall Showcase International, Inc., the Company's network marketing subsidiary, since January 1993, Executive Vice President and a Director of the Company since July 1988, and was a Vice President of the Company from September 1983, when he joined the Company, until July 1988. He is the son of Carl DeSantis and the brother of Dean DeSantis.

     NICKOLAS PALIN, age 49, has been Senior Vice President-Sales and Marketing of the Company since August 1989, a Director of the Company since December 1995 and joined the Company in 1984. Prior to 1989, he served as the Company's General Manager-Sales and Administration.

     STANLEY LEEDY, age 62, has been a Director of the Company since March 1993. Since January 1985, Mr. Leedy has been the president and chief executive officer of VanSan Corporation, a consulting firm for the pharmaceutical and vitamin industry. From July 1989 through September 1992, Mr. Leedy served as president of I. Wolfmark, Inc., which was an affiliate of the Company. Mr. Leedy has over 30 years experience in the pharmaceutical and vitamin industry and has previously served as president and chief executive officer of the Rexall Drug & Chemical Company, a division of Dart Industries, Inc.

     RAYMOND MONTELEONE, age 49, has been a Director of the Company since April 1995. Since July 1996, Mr. Monteleone has been the president and chief operating officer of First American Railways, Inc. From May 1988 until January 1996, Mr. Monteleone was employed by Sensormatic Electronics Corporation in various capacities, including vice president-corporate development, planning and administration and acting chief financial officer. Prior to that, Mr. Monteleone was a partner with the accounting firm of Arthur Young & Company. Mr. Monteleone is a Certified Public Accountant.

     HOWARD YENKE, age 60, has been a Director of the Company since April 1995. Since July 1996, Mr. Yenke has been the president and chief operating officer of LANart Corp., a private local area network company. From November 1995 to June 1996, Mr. Yenke was the president of The Yenke Group, a business consulting firm. From November 1994 to October 1995, Mr. Yenke was the president and chief executive officer of Enterprise Development Corporation of Palm Beach County, an economic development consulting firm. From June 1994 to October 1994, Mr. Yenke was president and chief executive officer of Arco Computer Products. From May 1989 to March 1994, Mr. Yenke was employed by Boca Research, Inc. in several capacities, including its president and chief executive officer from September 1991 through March 1994. Prior thereto, Mr. Yenke was employed by IBM Corporation in various executive management positions. Mr. Yenke is a Director of Checkmate Electronics, Inc.

     There are no arrangements or understandings with respect to the selection of officers or Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the Company's fiscal year ended August 31, 1996, the Company's Board of Directors held five meetings and took certain actions by unanimous written consent. During the 1996 fiscal year, no Director attended fewer than 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

     The committees of the Board of Directors are the Audit Committee and the Compensation/Stock Option Committee. The Board does not have a nominating or similar committee.

     The members of the Audit Committee are Messrs. Leedy, Monteleone and Yenke. During the 1996 fiscal year, the Audit Committee held three meetings. The Audit Committee is responsible for (i) recommending the firm to be appointed as independent accountants to audit the Company's financial statements, (ii) discussing the scope and results of the audit with the independent accountants,
(iii) reviewing with management and the independent accountants the Company's interim and year-end results, (iv) considering the adequacy of the internal accounting controls and audit procedures of the Company and (v) reviewing the non-audit services to be performed by the independent accountants.

     The members of the Compensation/Stock Option Committee are Messrs. Leedy, Monteleone and Yenke. During the 1996 fiscal year, the Compensation/Stock Option Committee held one meeting and took certain actions by unanimous written consent. The Compensation/Stock Option Committee is responsible for setting compensation of the executive officers of the Company and for the grant of any stock options to purchase Common Stock.

DIRECTOR COMPENSATION

     Each non-employee Director of the Company receives a retainer fee of $10,000 per year for Board membership. The Company reimburses all Directors for expenses incurred in connection with their activities as Directors.

     Amended and Restated 1993 Non-Employee Director Stock Option Plan. The Company's Amended and Restated 1993 Non-Employee Director Stock Option Plan (the "1993 Director Plan") was designed to provide Directors of the Company who are not employees of the Company or its subsidiaries ("Non-Employee Directors") with incentive to promote the success of the Company's business and to enhance the Company's ability to attract and retain the services of qualified persons to serve as Directors. Each Non-Employee Director is entitled to a one-time grant of options upon initial election to the Board of Directors with respect to 7,500 shares of Common Stock, which vest 20% per year commencing one year from the date of grant and have a term of ten years (except for those granted prior to February 1996, which have a term of six years). The maximum number of shares of Common Stock available for issuance under the 1993 Director Plan is 60,000 shares. The 1993 Director Plan will expire on, and no options may be granted thereunder after March 14, 2003, subject to the right of the Board of Directors to earlier terminate the 1993 Director Plan. If the proposed amendments to the 1993 Director Plan are approved by the Company's shareholders at the Annual Meeting, stock options will vest 33 1/3% per year commencing one year from the date of grant (except for those stock options previously granted which shall continue to vest 20% per year commencing one year from the date of grant). Upon a "change of control" (defined in the same manner as in the employment agreements discussed under "Executive Compensation -- Employment Agreements"), all options outstanding under the 1993 Director Plan will become immediately exercisable in full. See "Proposal to Amend the Company's Amended and Restated 1993 Non-Employee Director Stock Option Plan" for a more detailed description of the 1993 Director Plan.

     Amended and Restated 1994 Non-Employee Director Stock Option Plan. The Company's Amended and Restated 1994 Non-Employee Director Stock Option Plan (the "1994 Director Plan") was designed to advance the interests of the Company and its shareholders by enabling the Company to induce experienced persons to become and remain Directors by providing those persons greater personal and financial interest in the success of the Company and its subsidiaries through the grant of options to purchase shares of Common Stock than provided by the 1993 Director Plan. Under the 1994 Director Plan, each then Non-Employee Director was granted stock options to purchase 7,500 shares of Common Stock on July 7, 1994. The 1994 Director Plan also provides for the grant of an annual option to purchase 7,500 shares of Common Stock to each Non-Employee Director at the time of each Annual Meeting of shareholders at which they are re-elected as Directors, which options vest 20% per year commencing on the date of grant and have a term of ten years (except for those granted prior to February 1996, which have a term of five years). The maximum number of shares of Common Stock available for issuance under the 1994 Director Plan is 150,000 shares. The 1994 Director Plan will expire on, and no options may be granted thereunder after July 6, 2003, subject to the right of the Board of Directors to earlier terminate the 1994 Director Plan. If the proposed amendments to the 1994 Director Plan are approved by the Company's shareholders at the Annual Meeting, (i) the number of shares of Common Stock available for issuance under the 1994 Director Plan will be increased to 300,000; (ii) stock options will vest 33 1/3% per year commencing one year from the date of grant (except for those stock options previously granted which shall continue to vest 20% per year commencing on the date of grant); and (iii) the number of options to purchase shares of Common Stock granted will be changed to 7,500 at the first Annual Meeting of shareholders at which the Non-Employee Director is re-elected, 10,000 shares at the second Annual Meeting of shareholders at which the Non-Employee Director is re-elected, 12,500 shares at the third Annual Meeting of shareholders at which the Non-Employee Director is re-elected, and 15,000 shares at every subsequent Annual Meeting of shareholders at which the Non-Employee Director is re-elected. Upon a "change of control" (defined in the same manner as in the employment agreements discussed under "Executive Compensation -- Employment Agreements"), all options outstanding under the 1994 Director Plan will become immediately exercisable in full. See "Proposal to Amend the Company's Amended and Restated 1994 Non-Employee Director Stock Option Plan" for a more detailed description of the 1994 Director Plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation of the Company's Chief Executive Officer and the other four most highly paid executive officers who were serving as executive officers at the end of fiscal 1996 (collectively, the "Named Executive Officers"), for the fiscal years ended August 31, 1996, 1995 and 1994.

                                                                                            LONG TERM
                                                                                         COMPENSATION(1)
                                                     ANNUAL COMPENSATION                 ---------------
                                        ----------------------------------------------       NUMBER
                                        FISCAL                          OTHER ANNUAL       OF OPTIONS
     NAME AND PRINCIPAL POSITION         YEAR     SALARY     BONUS     COMPENSATION(2)     GRANTED(3)
--------------------------------------  ------   --------   --------   ---------------   ---------------
Carl DeSantis(4)......................   1996    $415,383   $125,625       $16,098            52,500
  Chairman of the Board and Chief        1995     321,205     10,000         9,958            37,500
  Executive Officer                      1994     305,037    160,000         8,862            82,500
Christian Nast(4)(5)..................   1996     308,158    113,500         8,269            52,500
  President and Chief Operating          1995     113,077         --         3,950           322,500
  Officer                                1994          --         --            --                --
Nickolas Palin(4).....................   1996     234,635    114,401         4,890           112,500
  Senior Vice President -- Sales and     1995     190,359     35,000         3,845            60,000
  Marketing                              1994     178,374     10,000         6,851            45,000
Dean DeSantis(4)......................   1996     187,038     51,206         9,196            37,500
  Senior Vice President -- Operations    1995     173,524     35,000         7,687            75,000
                                         1994     158,105     10,000         7,749            45,000
Geary Cotton(4).......................   1996     184,500     48,706        11,502            37,500
  Vice President -- Finance, Chief       1995     176,593     10,000         8,400            60,000
  Financial Officer and Treasurer        1994     163,189     10,000         8,975            45,000

---------------

(1) The columns for "Restricted Stock Awards," "LTIP Payouts" and "All Other Compensation" have been omitted because there is no compensation required to be reported in such columns.
(2) Represents that portion of the Company's automobile expense allowance attributable to non-business utilization of such officer's automobile and the Company's contributions to its 401(k) Plan for the benefit of such officer.
(3) See "Option Grants in Last Fiscal Year Table" and "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year Option Value Table" for additional information with respect to these options.
(4) See "-- Employment Agreements" for information regarding current and future compensation arrangements.
(5) Mr. Nast's employment with the Company commenced on April 24, 1995.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Carl DeSantis, Nickolas Palin, Dean DeSantis and Geary Cotton for three-year terms commencing April 1, 1995, pursuant to which they currently receive base annual salaries of $435,000, $275,000, $195,000 and $190,000, respectively, and the Company entered into an employment agreement with Christian Nast for a three-year, four-month term commencing April 24, 1995, pursuant to which he currently receives a base annual salary of $315,000. Each of such employment agreements provides for annual increases of base salary of the greater of 5% or the percentage increase in the consumer price index published by the United States Department of Labor. In addition, each of such officers is entitled to receive incentive bonuses upon the attainment by the Company of certain net sales and net income targets. Such bonuses may not exceed 100% of base salary for Carl DeSantis; 75% of base salary for Christian Nast; and 50% of base salary for Nickolas Palin, Dean DeSantis and Geary Cotton.

     The employment agreements each provide that, if the employee terminates his employment without good reason or is terminated for cause, such employee is subject to a non-competition provision for a period of 18 months. In the event of a change of control of the Company, the employee is entitled to terminate his employment and receive a lump sum distribution of compensation in an amount equal to three times such employee's then current effective yearly compensation, including, but not limited to, salary and bonuses. If the employee elects to so terminate, the non-competitive provisions contained in the employment agreement will terminate. Similar provisions apply in the event an employee is terminated without cause upon a change of control of the Company. Payments under the agreements by the Company after a change of control are, however, limited to the amount which would be deductible by the Company under the Internal Revenue Code of 1986, as amended (the "Code"). A "change of control" is deemed to occur upon
(i) the acquisition of 30% or more of the Company's voting power by anyone other than a current Director, executive officer of the Company or an affiliate thereof, or (ii) the Incumbent Directors, as defined, becoming less than a majority of the Board of Directors of the Company or its successor. A change of control, as to any employee, may not result from a voluntary action of such employee.

OPTION GRANTS IN LAST FISCAL YEAR TABLE

     The following table sets forth certain information concerning grants of options to purchase Common Stock made during the 1996 fiscal year to the Named Executive Officers. All stock options were granted pursuant to the Company's 1993 Stock Incentive Plan.

                               INDIVIDUAL OPTION GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------
                                                                                     POTENTIAL REALIZABLE
                                              % OF TOTAL                               VALUE AT ASSUMED
                                               OPTIONS                               ANNUAL RATES OF STOCK
                                              GRANTED TO                              PRICE APPRECIATION
                               NUMBER OF     EMPLOYEES IN   EXERCISE                  FOR OPTION TERM(2)
                                OPTIONS      FISCAL YEAR    PRICE PER   EXPIRATION   ---------------------
            NAME                GRANTED          1996       SHARE(1)       DATE         5%         10%
-----------------------------  ----------    ------------   ---------   -----------  --------   ----------
Carl DeSantis................    52,500(3)        5.6%       $ 12.607   12/14/2005   $416,245   $1,054,846
Christian Nast...............    52,500(3)        5.6%         12.607   12/14/2005    416,245    1,054,846
Nickolas Palin...............    37,500(3)        4.0%         12.607   12/14/2005    297,318      753,462
                                 75,000(4)        8.0%          14.50    2/15/2006    683,923    1,733,195
Dean DeSantis................    37,500(3)        4.0%         12.607   12/14/2005    297,318      753,462
Geary Cotton.................    37,500(3)        4.0%         12.607   12/14/2005    297,318      753,462

---------------

(1) The exercise price is the fair market value on the date of grant, determined by calculating the average of the high and low prices of the Common Stock on the date of such grant.
(2) The stock price appreciation is computed based on the exercise price per share. The dollar amounts set forth under these columns are the result of calculations at the 5% and 10% rates established by the SEC and are not intended to forecast future appreciation in the price of Common Stock.
(3) Such options become exercisable with respect to 20% of the covered shares one year from the date of grant, 40% of the covered shares two years from the date of grant and the remainder become exercisable on March 31, 1998.
(4) The vesting of 50% of such options was contingent upon the Company securing an agreement or approval of its Sundown Vitamins(R) line of vitamins and nutritional supplements on a chainwide basis to a significant national retailer, which contingency was met. Such options become exercisable with respect to 33 1/3% of the covered shares on the date of grant, 33 1/3% of the covered shares one year from the date of grant and the remainder become exercisable two years from the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table sets forth certain information concerning the exercise in fiscal 1996 of options to purchase Common Stock by the Named Executive Officers and the unexercised options to purchase Common Stock held by such individuals at August 31, 1996.

                                                                   NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                            VALUE REALIZED                OPTIONS                IN-THE-MONEY OPTIONS
                              SHARES       (MARKET PRICE AT         AT FISCAL YEAR END           AT FISCAL YEAR-END(1)
                            ACQUIRED ON      EXERCISE LESS      ---------------------------   ---------------------------
           NAME              EXERCISE       EXERCISE PRICE)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------  -----------   -------------------   -----------   -------------   -----------   -------------
Carl DeSantis.............         --                  --          58,125        114,375      $ 1,609,420    $ 2,855,135
Christian Nast............    114,815         $ 2,262,505           7,685        252,500          213,597      6,730,945
Nickolas Palin............    103,000           1,189,209          31,500        143,000          682,687      3,417,725
Dean DeSantis.............         --                  --          73,125         84,375        2,067,555      2,117,160
Geary Cotton..............     30,000             392,803          79,500         93,000        2,293,545      2,411,475

---------------

(1) Based on a fiscal year-end value of $34.625 per share. Value is calculated by multiplying (a) the difference between $34.625 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

LONG-TERM INCENTIVE AND PENSION PLANS

     The Company does not have any long-term incentive or pension plans.

REPORT ON EXECUTIVE COMPENSATION

     As in prior years, the Company's executive compensation for fiscal 1996 consisted of three primary components: base salary, bonus and grants of stock options under the Company's 1993 Stock Incentive Plan. Each officer's base salary and bonus is set forth in such officer's employment agreement, which was approved by the Company's Board of Directors in April 1995. See "-- Employment Agreements." The members of the Board of Directors at such time were Carl DeSantis, Dean DeSantis, Damon DeSantis, Richard Wisely, Christian Nast and Stanley Leedy. Stock options were approved and granted by the Company's Compensation/Stock Option Committee (the "Committee"), whose members are Stanley Leedy, Raymond Monteleone and Howard Yenke, each of whom is an independent, non-employee director.

     The salary and bonus components of the Company's executive compensation are designed to facilitate fulfillment of the following compensation objectives: (i) attracting and retaining competent management; (ii) rewarding management for short and long term accomplishments; (iii) aligning the interests of management with those of the Company's shareholders; and (iv) relating management compensation to the achievement of Company goals and the Company's performance.

     In April 1995, the Company's Board of Directors approved three-year employment agreements with each of the Company's executive officers. In addition, in April 1995, the Company entered into a three-year, four-month employment agreement with Christian Nast, who joined the Company on April 24, 1995 as the Company's President and Chief Operating Officer. As of October 9, 1995, the employment agreement of Carl DeSantis, and as of April 1, 1996, the employment agreements of Dean DeSantis and Nickolas Palin were amended to reflect salary increases to $435,000, $190,000 and $275,000, respectively. The Board's determination of fiscal 1996 salary for the Company's executive officers set forth in their employment agreements was made after reviewing and considering a number of factors, including each officer's level of job responsibility, each officer's level of performance (with respect to specific areas of responsibility and on an overall basis), achievement of the Company's goals, the Company's performance during the 1995 fiscal year, compensation levels at competitive companies and the Company's historical compensation levels. The Company's compensation program for its executive officers is intended to link compensation in substantial part to corporate performance. A significant portion of executive officer compensation in the form of bonuses is tied directly to the attainment of net sales and net income targets as well as the fulfillment of individual objectives. Each officer's employment agreement also provides for an annual increase in base salary of the greater of 5% or the increase in the cost of living each year. Decisions about granting stock options to executive officers were made as described below. The Company also makes contributions under the Company's 401(k) Plan of up to $1,000 per employee, based on a 50% matching contribution.

     In determining the fiscal 1996 salary and bonus for Carl DeSantis, the Chairman of the Board and Chief Executive Officer of the Company, the principal factors considered by the Board included (i) an analysis of the compensation of chief executive officers of public companies within the vitamin and nutritional supplement industry and public companies similar in size to the Company and (ii) the Company's 1995 fiscal year earnings and other performance measures. One-half of Mr. DeSantis' compensation is tied directly to the attainment of net sales and net income targets. As described above, the Board of Directors entered into a new three-year employment agreement with Mr. DeSantis in April 1995, which was amended in October 1995.

     The grants of stock options to executive officers in fiscal 1996 were determined by the Committee based upon recommendations by Carl DeSantis and Christian Nast and their assessment of each officer's contributions to the Company's success, position with the Company, potential to contribute to the Company's future performance and the overall level of responsibility and job performance of each officer. In addition to the annual stock option grants in December 1995 to all executive officers, the Company granted Nickolas Palin 75,000 stock options in February 1996, half of which were conditionally granted based upon the Company securing an agreement or approval of its Sundown Vitamins line of vitamins and nutritional supplements on a chainwide basis to a significant national retailer, which contingency was met in fiscal 1996 when the Company secured several significant national retailers as accounts.

     Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company's Amended and Restated 1993 Stock Incentive Plan, as proposed to be amended, has been structured such that awards thereunder may constitute qualifying performance-based compensation under Section 162(m). However, the Committee recognizes that unanticipated future events, such as a change of control of the Company or a change in executive personnel, could result in a disallowance of compensation deductions under Section 162(m). Moreover, the Committee may from time to time award compensation that is non-deductible under Section 162(m) when in the exercise of the Committee's business judgment such award would be in the best interest of the Company.

                                          COMPENSATION/STOCK OPTION
                                          COMMITTEE

                                          Stanley Leedy, Chairman
                                          Raymond Monteleone
                                          Howard Yenke

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Stanley Leedy, a member of the Compensation/Stock Option Committee, has performed consulting services for Pennex Laboratories, Inc. ("Pennex"), a discontinued operation of the Company, as described in "Certain Relationships and Related Transactions."

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Common Stock with the cumulative total return on the Nasdaq Stock Market-U.S. Index ("Nasdaq Stock Market-U.S.") and the Natural Business Composite Index ("Natural Business Composite") from June 18, 1993 (the date the Common Stock was first offered to the public) through August 31, 1996 (assuming the investment of $100 in the Common Stock, the NASDAQ Stock Market-U.S. and the Natural Business Composite and reinvestment of dividends). The Natural Business Composite is prepared by Montgomery Securities. The Company intends to use the Natural Business Composite as a source of comparison for this and future proxy statements instead of the Standard & Poor's Drug Index ("S&P Drug") used in the Company's proxy statement for the 1995 fiscal year because the Company believes it represents the share price of companies whose lines of business are most similar to the Company. The Company's total return over the above time period as compared to that of this newly selected index (Natural Business Composite) and the index used in the immediately preceding year (S&P Drug) is set forth in the chart below the performance graph. The Company did not pay any dividends during this period.

                         COMPARISON OF CUMULATIVE TOTAL
                     RETURN AMONG REXALL SUNDOWN, INC., THE
                     NASDAQ STOCK MARKET -- U.S. INDEX, THE
                      NATURAL BUSINESS COMPOSITE INDEX AND
                        THE STANDARD & POOR'S DRUG INDEX



      MEASUREMENT PERIOD          REXALL          NASDAQ STOCK   NATURAL BUSINESS
    (FISCAL YEAR COVERED)        SUNDOWN, INC.      MARKET-U.S.      COMPOSITE           S&P DRUG
6/18/93                                    100             100                100             100
8/31/93                                 133.85          107.72             104.92           89.08
8/31/94                                    120          111.03             114.97          100.07
8/31/95                                 192.31          147.93             130.59          142.18
8/31/96                                 639.20          165.53             153.32          191.64

     The comparisons in this table are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From November 1994 to January 1996, Stanley Leedy, a director of the Company, performed consulting services for Pennex. Mr. Leedy was paid $91,000 and $110,000 in consulting fees in fiscal 1995 and fiscal 1996, respectively, pursuant to such consulting arrangement. Mr. Leedy was also reimbursed for his out-of-pocket expenses incurred in connection therewith.

                        PROPOSAL TO AMEND THE COMPANY'S
                              AMENDED AND RESTATED
                           1993 STOCK INCENTIVE PLAN

     The Company currently maintains its Amended and Restated 1993 Stock Incentive Plan (the "Plan"), which was approved by the Company's Board of Directors and shareholders on March 15, 1993 and was amended on February 6, 1996. The Board of Directors and the Company's Compensation/Stock Option Committee (the "Committee") believe that in order to continue the effectiveness of the Plan in achieving its objectives and to enable the Committee to grant awards under the Plan that will qualify as performance-based compensation under
Section 162(m) of the Code, the Plan should be amended to (i) specify the performance goals upon which Performance-Based Awards (as defined below) under the Plan are based (and to set forth related procedures), and (ii) limit the maximum number of shares of Common Stock with respect to which Options (including Reload Options and Options issued in tandem with SARs), SARs issued independently of Options and Restricted Stock Awards (as such terms are defined below) may be granted to any key employee during any calendar year to 250,000 shares. If the proposed amendments are not approved, the Chief Executive Officer and the other four highest compensated executive officers would not be granted any awards under the Plan.

     The purpose of the Plan is to provide a means for the Company to attract and retain highly qualified executives and other key employees and to have such employees exert their best efforts on behalf of the Company and its subsidiaries through the grant of incentive stock options ("Incentive Stock Options") and non-statutory options ("Non-Statutory Options") (collectively, "Options") and the grant of restricted stock awards ("Restricted Stock Awards") to purchase the Company's Common Stock (the "Shares"). Stock Appreciation Rights ("SARs") and Reload Options may also be issued under the Plan to eligible employees.

     The following is a summary of the other terms of the Plan. A copy of the Plan, with the proposed amendments, is attached to this Proxy Statement as Exhibit A and is incorporated herein by reference.

     The Plan will remain in effect for ten years until March 14, 2003, unless terminated by the Company's Board of Directors. The maximum number of Shares issuable under the Plan is 4,500,000 and is subject to appropriate adjustment in the event of a stock split, reverse stock split, consolidation of Shares, capital adjustment, payment of stock dividend or distribution, or other increase or decrease in the Shares without receipt of consideration. All Options under the Plan must be granted prior to March 14, 2003, ten years after the effective date of the Plan and all Options that have been granted must be exercised prior to their expiration date. No Option will be exercisable after ten years after the date the Option is granted.

     Options granted pursuant to the Plan will be evidenced by an agreement consistent with the terms and conditions of the Plan and grant of the Option and will be binding on the employee and the Company. The agreement will set forth the price at which the Option can be exercised, but in no event will the Option price be less than the fair market value of the Shares at the time the Option is granted. The Committee, in its sound business judgment, may cancel outstanding Options and reissue new Options at a lower exercise price in the event that the fair market value of the Shares at any time prior to the date the Option is exercised falls below the exercise price of the outstanding Options.

     The Plan is administered by the Committee consisting of two or more of the Company's Directors, two of whom must be Non-Employee Directors as defined in Exchange Act Rule 16b-3(b)(3)(i). The Committee will select the employees of the Company and its subsidiaries to receive (i) Incentive Stock Options, (ii) Non-Statutory Options, (iii) Reload Options, (iv) Restricted Stock Awards, (v) SARs or (vi) a combination of the foregoing, and the terms and conditions under which they will be granted. Such terms and conditions may include, without limitation (a) when awards or Options shall be granted, (b) the exercise price for the Options, (c) whether Options contain SARs, (d) the time when the Option can be exercised and the duration of the exercise period and (e) the time when Restricted Stock Awards will vest and when the restrictions will lapse. The members of the Committee are Stanley Leedy, Raymond Monteleone and Howard Yenke.

     If approved by the Company's shareholders, the Plan will provide that the Committee may, in its discretion, base the granting, exercisability or vesting of awards under the Plan upon the attainment of performance criteria specified by the Committee so as to result in the awards constituting performance-based compensation under Section 162(m) of the Code. Such awards (the "Performance-Based Awards"), or the exercisability or vesting thereof, shall be based upon one or more of the following business criteria, which may be determined by reference to the performance of the key employee to whom the award is to be granted, or the performance of the Company or a subsidiary, division or other operating unit of the Company, (or comparative performance relative to other companies): revenues; market shares; costs; economic value added; increase in price per share; total shareholder return, net income; pre-tax earnings; earnings before interest expense, taxes, depreciation and amortization; operating margins; earnings per share; return on equity, capital or investment; operating earnings; working capital or inventory; the ratio of debt to shareholder's equity; the attainment of strategic and operational initiatives; or any individual performance objective measured in terms of attainment of quantitative targets related to the Company's business. The maximum number of shares of stock of the Company with respect to which Options (including Reload Options and Options issued in tandem with SARs), SARs issued independently of Options and Restricted Stock Awards may be granted as to any key employee during any calendar year shall not exceed 250,000 shares, subject to adjustments as provided in the Plan.

     Options and Restricted Stock Awards may only be granted to persons who are key employees of the Company or a subsidiary of the Company. The term key employee includes officers, directors, executives and supervisory personnel as well as other employees who in the judgment of the Committee are considered especially important to the future of the Company. No member of the Committee is eligible to participate in the Plan.

     The purchase price for Shares purchased by exercise of an Option must be paid in full at the time the Option is exercised. No shares of Common Stock will be issued or transferred until full payment has been received. Payment may be in cash or in shares of Common Stock. If payment is in shares of Common Stock, the employee must have held such shares of Common Stock for a minimum of six months preceding the exercise of the Option. The value of the shares delivered will be the fair market value of the Common Stock on the date preceding the exercise date of the Option.

     Any Options outstanding under the Plan that have not become exercisable, will immediately become exercisable to their fullest extent (but in the case of officers and directors, not before six months after the applicable grant date) upon a "change of control" (defined in the same manner as the employment agreements discussed under "Executive Compensation -- Employment Agreements.")

     Reload Options. The Committee may grant to an employee additional Options once an Option has been exercised. Reload Options may only be granted with respect to the same number of Shares issued upon exercise of the Option. The exercise price for the Reload Option will be the fair market value of the Shares on the date of the grant of the Reload Option. Reload Options may not be exercised after the date Options with respect to which Reload Options were granted, expire or terminate. No Reload Options have been granted under the Plan.

     Non-Statutory Options. The Committee in its discretion may also grant Non-Statutory Options to selected key employees of the Company or its subsidiaries. Prior to the grant of such Options, the Committee will determine the number of Shares and the terms and conditions upon which such Options shall be granted and exercised.

     Stock Appreciation Rights. The Committee may, in its discretion, provide the employee with the right to cancel all or any portion of an Option and require the Company to pay to the employee an amount in cash equal to the sum of the fair market value of the Shares subject to the Option at the time of cancellation less the applicable purchase price for such Shares as set forth in the Option agreement. Such right of cancellation will not be available unless the cash amount owed to the employee at the time of cancellation is greater than zero. The Company will withhold any federal, state and local taxes required by law to be withheld if any cash payment made pursuant to cancellation of an Option results in compensation to the employee. Any amounts payable by the Company pursuant to a right of cancellation may in the Committee's discretion be paid in cash, Shares or a combination thereof. The right of cancellation is only exercisable by the employee during his lifetime, however, the right of cancellation may be transferred by will or the laws of descent and distribution but only to the extent the Option itself is transferable. No Stock Appreciation Rights have been granted under the Plan.

     Restricted Stock Awards. The Committee also has the discretion to grant Restricted Stock Awards under the Plan. The Committee will determine (i) whether and when Restricted Stock Awards shall be made, (ii) the number of Shares covered by the Restricted Stock Award (provided that the aggregate fair market value of Shares awarded to an employee in any one year may not exceed 20% of the employee's then current base annual salary), (iii) the restrictions applicable to the Shares awarded and (iv) the form of instrument evidencing the Restricted Stock Award. Restricted Stock Awards may be made to the same person on more than one occasion, but no Restricted Stock Award will entitle a person to future awards. The aggregate market value of Shares granted as a Restricted Stock Award during any fiscal year will be limited to 10% of the aggregate current base yearly compensation of all of the Company's salaried employees. All certificates evidencing Shares delivered pursuant to Restricted Stock Awards will bear an appropriate legend referring to the terms, conditions and restrictions on the Shares granted. All Shares issued pursuant to Restricted Stock Awards will, together with stock powers, be held by the Company until all restrictions with respect to the particular Shares have lapsed, at which point the Company shall deliver the certificates for such Shares to the employee. In the event of a Change of Control, all restrictions on the Shares awarded shall immediately lapse. No Restricted Stock Awards have been granted under the Plan.

     The Board has complete power and authority to terminate, amend or modify the Plan. The Board may not, however, amend, modify or terminate the Plan without the approval of a majority of the Company's shareholders, if (a) such approval is required by (i) the Code, (ii) the insider trading rules of Section 16 of the Securities and Exchange Act of 1934 or (iii) any national securities exchange or system on which the Shares are listed or reported or any regulatory body having jurisdiction with respect thereto; or (b) if the amendment or modification (i) increases the maximum number of Shares which may be issued under the Plan or available for issuance as Incentive Stock Options under
Section 422 of the Code (except pursuant to certain changes in the Company's capitalization), (ii) reduces the exercise price of Incentive Stock Options to less than the fair market value of the Company's Common Stock at the time the Option is granted, or (iii) changes the class of individuals eligible to receive Options; provided, however, the Board may amend the Plan to make any changes necessary to qualify options as Incentive Stock Options under the Code. Additionally, no termination, modification or amendment of the Plan may adversely affect the rights of an individual to exercise an Option, Restricted Stock Award or any SARs issued under the Plan, without the employee's consent.

     Tax Treatment Under the Plan. Under the Code, an employee incurs no tax liability on the grant of Incentive Stock Options or Non-Statutory Options. In the case of an Incentive Stock Option, the employee does not have any tax consequences upon exercise of the Option. The employee is, however, required to account for the spread at the time of exercise between the fair market value of the stock and the option price as an item of tax preference for purposes of the alternative minimum tax. Upon sale of the stock acquired by exercise of the Incentive Stock Option, the employee must recognize the difference between the amount paid for the stock and the option price as income. Upon exercise of a Non-Statutory Stock Option, the employee must recognize the spread between the option price and the fair market value of the stock received upon exercise as income.

     The issuance of a Restricted Stock Award to an employee will not produce any tax consequences for the employee. When the stock is no longer subject to a substantial risk of forfeiture or becomes transferable, the value of the stock at that time, to the extent it exceeds any amount paid by the employee, is income to the employee. The employee may elect to subject the spread between the price paid for the restricted stock and the fair market value of the stock to immediate taxation by electing to do so within 30 days of receiving the restricted stock.

     The grant of a Stock Appreciation Right is an unfunded and unsecured promise of the employer to pay an unknown amount of money in the future and does not have taxable consequences to the employee upon grant. Upon exercise of the Stock Appreciation Right, the employee is required to recognize the amount of income (or the value of stock received).

     Deductions for federal income tax purposes will be allowed to the Company at different times depending on the type of option or award granted. No deduction will be allowed to the Company for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option under the Plan. No deduction will be allowed to the Company upon grant of a Non-Statutory Option. However, upon exercise of a Non-Statutory Option, the Company will be entitled to a compensation deduction equal to the amount the employee must recognize as income. The timing and amount of the Company's compensation deduction for Stock Appreciation Awards and Restricted Stock Options will correspond to the time and amount that the employee recognizes income for regular federal income tax purposes. The Company will deduct from any payment otherwise due, applicable federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Shares under the Plan.

     Under Section 162(m) of the Code, the Company may be limited as to Federal income tax deductions to the extent that total compensation paid to any one "covered employee" exceeds $1,000,000 in any one year. The Company can preserve the deductibility of certain compensation in excess of $1,000,000, if it complies with the conditions imposed by Section 162(m) of the Code, including the payment of "performance-based compensation" pursuant to a plan approved by the Company's shareholders. The proposed amendments to the Plan are intended to permit awards under the Plan to meet the requirements of "performance-based compensation" within the meaning of Section 162(m) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED 1993 STOCK INCENTIVE PLAN

           PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED 1993
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Company's Amended and Restated 1993 Non-Employee Director Stock Option Plan (the "1993 Director Plan") was adopted on March 15, 1993 and was amended on February 6, 1996. Subject to shareholder approval, on December 6, 1996, the Company's Board of Directors, with Stanley Leedy, Raymond Monteleone and Howard Yenke abstaining, approved amendments to the 1993 Director Plan to provide that stock options ("Options") granted thereunder will (i) vest over a period of three years commencing one year from the date of grant, rather than over five years commencing one year from the date of grant, as provided in the current plan; (ii) continue to vest after the holder ceases to serve as a Non-Employee Director, provided that such holder was not terminated for cause and has served as a Non-Employee Director for at least one year. If the proposed amendments to the 1993 Director Plan are not approved by the shareholders, the 1993 Director Plan will remain in force in its current form.

     The 1993 Director Plan is intended to advance the interests of the Company and its shareholders by enabling the Company to induce experienced persons to become and remain Non-Employee Directors by providing those persons additional personal and financial interest in the success of the Company and its subsidiaries through the grant of options to purchase shares of Common Stock. The Company believes such amendments will strengthen such purpose and further align the interests of its Non-Employee Directors with those of the Company's shareholders.

     Under the 1993 Director Plan, each Non-Employee Director was granted stock options to purchase 7,500 shares of Common Stock on the date of the adoption of the 1993 Director Plan. Each person subsequently elected a Non-Employee Director is also granted an Option to purchase 7,500 shares of Common Stock on the date of such election.

     The following is a summary of the other terms of the 1993 Director Plan. A copy of the 1993 Director Plan, with the proposed amendments, is attached to this Proxy Statement as Exhibit B and is incorporated herein by reference.

     The 1993 Director Plan will remain in effect until March 14, 2003, unless terminated by the Company's Board of Directors. The maximum number of shares of Common Stock available for issuance under the 1993 Director Plan is 60,000 shares, subject to adjustment for changes in capitalization. All Options under the 1993 Director Plan must be granted prior to March 14, 2003, ten years after the effective date of the 1993 Director Plan, and all Options that have been granted must be exercised prior to their expiration date. No Option will be exercisable after ten years after the date the Option is granted.

     The Options granted to new Non-Employee Directors prior to the annual meeting of shareholders (the "Annual Meeting") held in 1996 were for terms of six years and Options granted at the 1996 Annual Meeting and thereafter will be for terms of ten years. The Options previously granted become exercisable as to 20% one year from the date of grant and 20% on each anniversary thereof. If the proposed amendments to the 1993 Director Plan are approved, Options granted at the 1997 Annual Meeting and thereafter will become exercisable as to 33 1/3% one year from the date of grant and 33 1/3% on each anniversary thereof.

     The purchase price of the shares of Common Stock purchased pursuant to the Options granted under the 1993 Director Plan will be 100% of the fair market value of the Common Stock on the date of grant of the Option.

     Upon the dissolution or liquidation of the Company, the unexercised portion of any Option will be deemed canceled. Otherwise all obligations of the Company under the 1993 Director Plan will be binding on any successor corporation whether by way of merger, consolidation or reorganization.

     The purchase price for shares of Common Stock purchased by exercise of an Option must be paid in full at the time the Option is exercised. No shares of Common Stock will be issued or transferred until full payment has been received. Payment may be in cash or in shares of Common Stock. If payment is in shares of Common Stock, the Non-Employee Director must have held such shares of Common Stock for a minimum of six months preceding the exercise of the Option. The value of the shares delivered will be the fair market value of the Common Stock on the date preceding the exercise date of the Option. No Option confers on the holder thereof any right of a shareholder with respect to any shares until the Option price has been paid for in full.

     Any Options outstanding under the 1993 Director Plan that have not become exercisable will immediately become exercisable to their fullest extent (not before six months after the applicable grant date) upon a "change of control" (defined in the same manner as in the employment agreements discussed under "Executive Compensation -- Employment Agreements").

     Options are only transferable by will and the laws of descent and distribution. Options may not be assigned, transferred, pledged, alienated or hypothecated in any manner during the Non-Employee Director's lifetime except as permitted by the 1993 Director Plan.

     The terms of the Options granted prior to the 1996 Annual Meeting of shareholders provide that no Non-Employee Director will have the right to exercise an Option after the termination of his or her directorship except in the sole discretion of the 1993 Plan Committee (as defined below), in which case the Option must be exercised prior to the earlier of the expiration of the term of the Option or three months following the termination of his or her directorship. The terms of the Options granted at the 1996 Annual Meeting and thereafter provide that upon termination of a Non-Employee Director's directorship, Non-Employee Directors may exercise any vested Option during the exercise period originally provided in the Option grant. If the proposed amendments are approved, all Options to be granted after the 1997 Annual Meeting and thereafter will provide that unvested Options at the time the Non-Employee Director's directorship is terminated will continue to vest according to the vesting schedule provided on the date of grant and may be exercised during the exercise period originally provided in the Option grant, provided that the Non-Employee Director has not been terminated for cause and has served as a Non-Employee Director for at least one year.

     The Board has complete power and authority to terminate, amend or modify the 1993 Director Plan, but no termination, modification or amendment of the 1993 Director Plan may adversely affect the rights of an individual to exercise an Option without the optionee's consent. The 1993 Director Plan will be administered by a committee appointed by the Board (the "1993 Plan Committee") consisting of two or more of the Company's directors. Grants of options under the 1993 Director Plan and the amount and nature of the options to be granted are automatic, as described above. The 1993 Plan Committee may adopt such rules and regulations as it deems appropriate to administer the 1993 Director Plan, and make determinations and interpretations concerning the application of the 1993 Director Plan's provisions, which interpretations and determinations will be final and binding upon all parties, including the Company, its shareholders and employees. The members of the 1993 Plan Committee are Carl DeSantis and Christian Nast.

     Tax Treatment Under the 1993 Director Plan. Under the Code, a Non-Employee Director incurs no tax liability on the grant of Options. All Options granted under the 1993 Director Plan will be non-statutory options which do not qualify as incentive stock options under the Code. Upon exercise of an Option, the Non-Employee Director must recognize the spread between the Option exercise price and the fair market value of the stock received upon exercise as income. No deduction will be allowed to the Company upon grant of an Option. However, upon exercise of an Option, the Company will be entitled to a compensation deduction equal to the amount the Non-Employee Director must recognize as income. The Company will deduct from any payment otherwise due, applicable federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of shares of Common Stock under the 1993 Director Plan. The 1993 Director Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

              PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED
                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Company's Amended and Restated 1994 Non-Employee Director Stock Option Plan (the "1994 Director Plan") was adopted on July 7, 1994 and was amended on February 6, 1996. Subject to shareholder approval, on December 6, 1996, the Company's Board of Directors, with Stanley Leedy, Raymond Monteleone and Howard Yenke abstaining, approved amendments to the 1994 Director Plan to provide that stock options ("Options") granted thereunder will (i) vest over a period of three years commencing one year from the date of grant, rather than over five years commencing on the date of grant, as provided in the current plan; (ii) continue to vest after the holder ceases to serve as a Non-Employee Director, provided that such holder was not terminated for cause and has served as a Non-Employee Director for at least one year; and (iii) be granted to each Non-Employee Director as follows: 7,500 options at the first Annual Meeting at which the Non-Employee Director is re-elected, 10,000 Options at the second Annual Meeting at which the Non-Employee Director is re-elected, 12,500 Options at the third Annual Meeting at which the Non-Employee Director is re-elected and 15,000 Options at every subsequent Annual Meeting at which the Non-Employee Director is re-elected, as opposed to the current plan which provides for the grant of 7,500 Options to each Non-Employee Director at the time of each Annual Meeting at which he is re-elected as a Director. In conjunction with such proposed amendments, the Board, with Messrs. Leedy, Monteleone and Yenke abstaining, subject to shareholder approval, also approved an amendment to the 1994 Director Plan to increase the number of shares of Common Stock which may be issued under the Plan by 150,000 to 300,000. If the proposed amendments to the 1994 Director Plan are not approved by the shareholders, the 1994 Director Plan will remain in force in its current form.

     The 1994 Director Plan is intended to advance the interests of the Company and its shareholders by enabling the Company to induce experienced persons to become and remain Non-Employee Directors by providing those persons additional personal and financial interest in the success of the Company and its subsidiaries through the grant of options to purchase shares of Common Stock. The Company believes such amendments will strengthen such purpose and further align the interests of its Non-Employee Directors with those of the Company's shareholders.

     The following is a summary of the other terms of the 1994 Director Plan. A copy of the 1994 Director Plan, with the proposed amendments, is attached to this Proxy Statement as Exhibit C and is incorporated herein by reference.

     The 1994 Director Plan will remain in effect until July 6, 2004, unless terminated by the Company's Board of Directors. The maximum number of shares of Common Stock available for issuance under the 1994 Director Plan will be 300,000 if the amendment proposed herein is approved, subject to adjustment for changes in capitalization. All Options under the 1994 Director Plan must be granted prior to July 6, 2004, ten years after the effective date of the 1994 Director Plan, and all Options that have been granted must be exercised prior to their expiration date. No Option will be exercisable after ten years after the date the Option is granted.

     Each person who was a Non-Employee Director on July 7, 1994 was granted an initial Option to purchase 7,500 shares of Common Stock. Commencing with the 1995 Annual Meeting and at each Annual Meeting thereafter, each person who is a Non-Employee Director and whose term will continue after such Annual Meeting shall be granted, effective as of each Annual Meeting, an annual Option to purchase 7,500 shares of Common Stock; provided, however, if a Non-Employee Director is initially elected at an Annual Meeting and receives Options pursuant to the 1993 Director Plan as a result of such election, no annual Option shall be granted to such Director at such Annual Meeting under the 1994 Director Plan. If the proposed amendments to the 1994 Director Plan are approved at the 1997 Annual Meeting, a Non-Employee Director shall be granted (i) an Option to purchase 7,500 shares of Common Stock at the first Annual Meeting at which the Non-Employee Director is re-elected, (ii) an Option to purchase 10,000 shares of Common Stock at the second Annual Meeting at which the Non-Employee Director is re-elected, (iii) an Option to purchase 12,500 shares of Common Stock at the third Annual Meeting at which the Non-Employee Director is re-elected, and (iv) an Option to purchase 15,000 shares of Common Stock at each subsequent Annual Meeting at which the Non-Employee Director is re-elected.

     The Options granted under the 1994 Director Plan prior to the 1996 Annual Meeting were for terms of five years and all Options granted at the 1996 Annual Meeting and thereafter will have terms of ten years. The Options previously granted become exercisable as to 20% on the date of grant and 20% on each anniversary thereof. If the proposed amendments to the 1994 Director Plan are approved, the Options granted at the 1997 Annual Meeting and thereafter will become exercisable as to 33 1/3% one year from the date of grant and 33 1/3% on each anniversary thereafter.

     The purchase price of the shares of Common Stock purchased pursuant to the Options granted under the 1994 Director Plan will be 100% of the fair market value of the Common Stock on the date of grant of the Option.

     Upon the dissolution or liquidation of the Company, the unexercised portion of any Option will be deemed canceled. Otherwise all obligations of the Company under the 1994 Director Plan will be binding on any successor corporation whether by way of merger, consolidation or reorganization.

     The purchase price for shares of Common Stock purchased by exercise of an Option must be paid in full at the time the Option is exercised. No shares of Common Stock will be issued or transferred until full payment has been received. Payment may be in cash or in shares of Common Stock. If payment is in shares of Common Stock, the Non-Employee Director must have held such shares of Common Stock for a minimum of six months preceding the exercise of the Option. The value of the shares delivered will be the fair market value of the Common Stock on the date preceding the exercise date of the Option. No Option confers on the holder thereof any right of a shareholder with respect to any Shares until the Option price has been paid for in full.

     Any Options outstanding under the 1994 Director Plan that have not become exercisable will immediately become exercisable to their fullest extent (not before six months after the applicable grant date) upon a "change of control" (defined in the same manner as in the employment agreements discussed under "Executive Compensation -- Employment Agreements").

     Options are only transferable by will and the laws of descent and distribution. Options may not be assigned, transferred, pledged, alienated or hypothecated in any manner during the Non-Employee Director's lifetime except as permitted by the 1994 Director Plan.

     The terms of the Options granted under the 1994 Director Plan prior to the 1996 Annual Meeting provide that no Non-Employee Director will have the right to exercise an Option after the termination of his or her directorship except in the sole discretion of the 1994 Director Plan Committee (as defined below), in which case the Option must be exercised prior to the earlier of the expiration of the term of the Option or three months following the termination of his or her directorship. The terms of the Options granted at the 1996 Annual Meeting and thereafter provide that upon termination of a Non-Employee Director's directorship, Non-Employee Directors may exercise any vested Option during the exercise period originally provided in the Option grant. If the proposed amendments to the 1994 Director Plan are approved, all Options to be granted at the 1997 Annual Meeting and thereafter will provide that unvested Options at the time the Non-Employee Director's directorship is terminated will continue to vest according to the vesting schedule provided on the date of grant and may be exercised during the exercise period originally provided in the Option grant, provided that the Non-Employee Director has not been terminated for cause and has served as a Non-Employee Director for at least one year.

     The Board has complete power and authority to terminate, amend or modify the 1994 Director Plan, but no termination, modification or amendment of the 1994 Director Plan may adversely affect the rights of an individual to exercise an Option without the optionee's consent. The 1994 Director Plan will be administered by a committee appointed by the Board (the "1994 Plan Committee") consisting of two or more of the Company's directors. Grants of options under the 1994 Director Plan and the amount and nature of the options to be granted are automatic, as described above. The 1994 Plan Committee may adopt such rules and regulations as it deems appropriate to administer the 1994 Director Plan, and make determinations and interpretations concerning the application of the 1994 Director Plan's provisions, which interpretations and determinations will be final and binding upon all parties, including the Company, its shareholders and employees. The members of the 1994 Plan Committee are Carl DeSantis and Christian Nast.

     Tax Treatment Under the 1994 Director Plan. Under the Code, a Non-Employee Director incurs no tax liability on the grant of Options. All Options granted under the Plan will be non-statutory options which do not qualify as incentive stock options under the Code. Upon exercise of an Option, the Non-Employee Director must recognize the spread between the option exercise price and the fair market value of the stock received upon exercise as income. No deduction will be allowed to the Company upon grant of an Option. However, upon exercise of an Option, the Company will be entitled to a compensation deduction equal to the amount the Non-Employee Director must recognize as income. The Company will deduct from any payment otherwise due, applicable federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of shares of Common Stock under the 1994 Director Plan. The 1994 Director Plan is not subject to the provisions of ERISA.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has recommended the firm of Coopers & Lybrand L.L.P. as the independent accountants of the Company for the current fiscal year. Although the appointment of Coopers & Lybrand L.L.P. as the independent accountants of the Company does not require ratification by the Company's shareholders, the Board of Directors considers it appropriate to obtain such ratification. Accordingly, the vote of the Company's shareholders on this matter is advisory in nature and has no effect upon the Board of Directors' appointment of a firm of independent accountants, and the Board of Directors may change the Company's auditor at any time without the approval or consent of the shareholders. The Board proposes and unanimously recommends that the shareholders ratify the selection of Coopers & Lybrand L.L.P. by adopting the following resolution:

     RESOLVED, that the appointment by the Board of Directors of the Company of Coopers & Lybrand L.L.P. as the independent accountants of the Company for the current fiscal year be, and such appointment hereby is, ratified, confirmed and approved.

     If the shareholders do not ratify the selection of Coopers & Lybrand L.L.P. by the affirmative vote of the holders of a majority of votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting, the selection of another independent accountant will be considered by the Board of Directors.

     Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a shareholder intending to present a proposal to be included in the Company's Proxy Statement for the Company's 1998 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive offices no later than September 1, 1997.

                                          By Order Of The Board of Directors

                                          RICHARD WERBER
                                          Secretary

Boca Raton, Florida
December 30, 1996

                                                                       EXHIBIT A

                              REXALL SUNDOWN, INC.

                              AMENDED AND RESTATED
                           1993 STOCK INCENTIVE PLAN

     1. PURPOSE. The purpose of the Rexall Sundown, Inc. Amended and Restated 1993 Stock Incentive Plan (the "Plan") is to provide a means whereby Rexall Sundown, Inc. (the "Corporation") may, through the grant of incentive stock options ("Incentive Stock Options") and non-statutory stock options ("Non-Statutory Options")(Non-Statutory Options and Incentive Stock Options shall hereinafter collectively be referred to as, "Options") to purchase common stock of the Corporation, stock appreciation rights ("SARs") and restricted stock awards ("Restricted Stock Awards") to key employees of the Corporation and of any subsidiary of the Corporation, attract and retain persons of ability as key employees and entice said employees to exert their best efforts on behalf of the Corporation and its subsidiaries.

     2. ADMINISTRATION.

     2.1 The Committee. The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors (the "Board") which shall be composed of two or more Directors each of whom is a Non-Employee Director as that term is defined in Rule 16b-3(b)(3) of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act").

     2.2 Authority of the Committee. The Committee shall select the key employees of the Corporation and its subsidiaries to whom Options, SARs and Restricted Stock Awards may from time to time be granted, shall determine the number of shares to be covered by each of the Options, SARs and Restricted Stock Awards so granted and shall determine the terms and conditions (not inconsistent with this Plan) of any Options, SARs and Restricted Stock Awards granted hereunder. Such terms and conditions shall include, but not be limited to, the determination of:

          a. the key employees of the Corporation and its subsidiaries from among the class of key employees eligible to receive awards or options under the Plan, to whom awards or options should be granted;

          b. the time or times at which awards or options shall be granted;

          c. the option price of the shares subject to each option;

          d. whether the option shall contain stock appreciation rights;

          e. the time or times when each option shall become exercisable and the duration of the exercise periods; and

          f. the time or times when each Restricted Stock Award shall vest and/or restrictions with respect to the same shall lapse.

     The Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to it.

     No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, Options, SARs or any Restricted Stock Awards granted in connection with it.

     3. ELIGIBILITY FOR INCENTIVE STOCK OPTIONS.

     3.1 General Rule. Incentive Stock Options to purchase stock in the Corporation may be granted only to persons who are key employees of the Corporation or of a subsidiary corporation of the Corporation (the term "Subsidiary" shall, for the purposes of this Plan, be defined in the same manner as the term "Subsidiary Corporation" is defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The term "key employees" shall include officers, directors, executives and supervisory personnel, as well as other employees of the Corporation or a Subsidiary who, in the judgment of the

Committee, are considered especially important to the future of the Corporation. No member of the Committee, however, shall be eligible to participate in the Plan.

     3.2 10-Percent Shareholder Rule.

          3.2.1 In General. Incentive Stock Options may not be granted to any individual employed by the Corporation if such individual, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary.

          3.2.2. Exception. Section 3.2.1 shall not apply if at the time the Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     4. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Options granted pursuant to this Plan shall be evidenced by agreements which shall, inter alia, contain the following terms and conditions:

     4.1 Price. The Option price shall not be less than the fair market value of the stock at the time such Option is granted, as determined by the Committee.

          4.1.1. Fair Market Value. Any reasonable valuation method may be used for the purpose of ensuring that the Option price at the time the Incentive Stock Option is granted is not less than 100% of the fair market value of the stock. For purposes of this Plan the fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse. Nothing contained herein, however, shall prohibit the Committee, in the sound exercise of business judgment, from canceling outstanding options and reissuing new options at a lower exercise price in the event that the fair market value per share of the Corporation's stock at any time prior to the date of exercise falls below the exercise price of such outstanding options.

          4.1.2. Payment with Stock. The Option price shall be paid in full at the time of the exercise. No shares shall be issued or transferred until full payment has been received therefor. Payment may be in cash or, unless otherwise provided by the Committee at any time, by delivery of shares of Common Stock of the Corporation owned by the employee in partial or full payment; provided, however, as a condition to paying any part of the exercise price of the stock, the stock tendered to the Corporation must have been held by the employee for a minimum of six (6) months preceding the tender. If payment is made by the delivery of stock, the value of the stock delivered shall be the fair market value of the stock on the day preceding the date of exercise of the Option.

     4.2 Exercise. The terms and conditions relating to the exercise of the Incentive Stock Option and the manner of exercise shall be established by the Committee; provided, however, that:

          4.2.1 Except as provided in Section 4.2.2 and 4.2.5 below, no employee shall have a right to exercise an Incentive Stock Option after the termination of his employment unless the Committee, in its discretion, authorizes the employee to exercise such Incentive Stock Option at any time prior to the earlier of (i) the expiration of the term of such Incentive Stock Option or (ii) three months following the termination of the employment. The Incentive Stock Option must be exercised only by such employee during his lifetime.

          4.2.2 If an employee becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code) while he is employed by the Corporation or a Subsidiary, all Incentive Stock Options shall not be exercisable more than one year after the date of such disability nor after the period of time provided in Section 4.2.4, whichever is earlier. Upon the death of the employee, Options may no longer be exercised except as otherwise provided herein.

          4.2.3. All Incentive Stock Options granted hereunder must be granted within ten (10) years after the earlier of the date this Plan is adopted or the date this Plan is approved by the shareholders of the Corporation, and must be exercised prior to their respective expiration dates.

          4.2.4. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted.

          4.2.5. In the event that the employee dies at any time during his employment or within (3) months after retirement (which shall be age 65 for normal retirement), Incentive Stock Options granted to him under this Plan and not theretofore exercised by him or expired shall be exercisable by the estate of the employee or by any person who acquired such Incentive Stock Option by bequest or inheritance from the employee to the extent that the employee was entitled to exercise the Option, provided, however, that the Option must be exercised, if at all, within six months after the death of the employee and within the ten (10) year period provided in Section 4.2.4.

          4.2.6. Incentive Stock Options are those options qualifying pursuant to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

          4.2.7. Notwithstanding any other provision of this Plan or any conditions imposed by the Committee upon the right of any employee to exercise any Options granted under this Plan, all outstanding Options shall become immediately exercisable (but in the case of officers and directors of the Corporation, not before six months after the applicable grant date) to their full extent upon a Change of Control (as described in Section 4.2.8) of the Corporation (if not approved by the Board within ten (10) days of such Change in Control).

          4.2.8. For purposes of this Plan, a "Change in Control" of the Corporation shall mean:

             a. If any person (including a "Group" which is defined as any combination of persons knowingly participating in a joint activity or interdependent consciously parallel action toward a common goal, whether or not pursuant to an express contract; provided, however, that the actions taken by a director of the Corporation acting as such shall not alone constitute membership in a group), without the approval of a majority of the Incumbent Directors ("Incumbent Director" shall mean any director of the Corporation serving at April 1, 1993 or one elected thereafter if nominated or approved by at least two-thirds of the then Incumbent Directors), becoming the Beneficial Owner ("Beneficial Owner" shall have the meaning provided in Section 607.0901(i)(e) of the Florida Statutes) of, or acquiring the power to direct the exercise of voting power with respect to, directly or indirectly, securities which represent thirty percent (30%) or more of the combined voting power of the Corporation's outstanding securities thereafter, whether or not some portion of such securities was owned by such person (or by any member of such Group) prior thereto or provided, however, that this provision shall not apply to acquisitions by a director, executive officer or their affiliates if such person had such status on April 1, 1993; or

             b. the Incumbent Directors cease at any time to constitute a majority of the Board of Directors, whether of (A) the Corporation or
        (B) after any cash tender offer or exchange offer, merger, consolidation or other business combination, recapitalization of the Corporation, sale, liquidation or dissolution (or adoption of a plan for liquidation or dissolution), or any combination of any or all of the forgoing transactions, including but not limited to a series of such transactions, any successor to the Corporation.

        Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred with respect to any person if the action of such person was voluntary and would have been sufficient, without the actions of others, to constitute a Change of Control.

     5. TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

     5.1 Restricted Stock Awards. Restricted Stock Awards are awards of shares of Common Stock, par value $.01 of the Corporation, which shares shall be subject to the terms, conditions and restrictions described in this Plan and in the instruments evidencing the grant of the Restricted Stock Awards.

     5.2 Maximum Number of Shares That May Be Awarded. Any of the shares of Common Stock available under this Plan pursuant to Section 12 may be granted as Restricted Stock Awards. If, on or before

March 14, 2003, any shares of Common Stock shall be returned to the Corporation pursuant to the termination provisions described in Section 5.7 hereof or in the instruments evidencing the grant of the Restricted Stock Awards, such shares may again be awarded under the Plan (unless the Plan shall have been theretofore terminated).

     5.3 Limitations on Grant of Restricted Stock Awards. The aggregate market value of shares granted (determined as of the dates of the respective grants) as Restricted Stock Awards during any fiscal year of the Corporation will be limited to 10% of the aggregate current basic yearly compensation of all salaried employees (determined as of the dates of the respective grants).

     5.4. Rights with Respect to Shares. An employee to whom a Restricted Stock Award has been made shall have, after delivery to him or her of, or after notification that there is being held in custody for him or her, a certificate or certificates for the number of shares of Common Stock awarded, absolute ownership of such shares including the right to vote the same and to receive dividends thereon, subject however, to the terms, conditions and restrictions described in this Plan and in the instrument evidencing the grant of the Restricted Stock Award to such employee.

     5.5 Key Employees. Restricted Stock Awards may be made only to persons who are determined by the Committee to be key employees of the Corporation or of a Subsidiary on the date the Restricted Stock Award is made. Any employee may elect irrevocably not to be eligible, either for a period of time or during the entire term of this Plan, for grant of Restricted Stock Awards under this Plan by delivering to the Committee or the Board a written notice to such effect. Upon receipt of such notice by the Committee or the Board, such employee shall thereupon be ineligible to receive Restricted Stock Awards under this Plan for such period of time or for the entire term of this Plan, as the case may be.

     5.6 Grant of Restricted Stock Awards. Subject to the terms, conditions and restrictions of this Plan, the Committee shall, in its sole discretion, select from among the key employees of the Corporation and its Subsidiaries those employees to whom Restricted Stock Awards are to be granted. The Committee shall also have exclusive power in respect of Restricted Stock Awards including, but not limited to, the power (i) to determine whether Restricted Stock Awards are to be made, (ii) to determine the number of shares of Common Stock covered by each Restricted Stock Award, provided that the aggregate fair market value of such shares awarded in any one year (determined as of the dates of the respective grants) shall not exceed 20% of the employee's current basic yearly compensation (determined as of the dates of the respective grants), (iii) to determine the time or times when Restricted Stock Awards will be made, (iv) to determine, in accordance with the Plan, the restrictions applicable to shares of Common Stock awarded pursuant to Restricted Stock Awards, and (v) to prescribe the form of the instruments evidencing the grant of the Restricted Stock Awards under the Plan. Restricted Stock Awards may be made to the same person on more than one occasion; provided, however, that the Committee's designation of an employee in any year shall not require the Committee to designate such person to receive a Restricted Stock Award in any other year, or if so designated, to receive the same amount of award as in any other year, or as may be received by any other employee in any year.

     5.7 Restrictions. Shares of Common Stock awarded to an employee pursuant to a Restricted Stock Award:

          (i) shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, and

          (ii) shall, if delivered to or to the order of the employee, be returned to the Corporation forthwith, and all rights of the employee to such shares shall immediately terminate without any payment of consideration by the Corporation, if the employee's continuous employment with the Corporation or any of its Subsidiaries shall terminate for any reason, except as provided in Section 5.9; provided, however, that the Committee shall have the right to waive such forfeiture, in whole or in part, and in connection with such waiver to impose any terms or restrictions on the continued ownership of such shares by the employee under the Plan. If the employee's interests in the shares of Common Stock awarded pursuant to a Restricted Stock Award shall be terminated pursuant to this clause (ii), he or she shall forthwith deliver to the Secretary or any Assistant Secretary of the Corporation the certificates for shares of

     Common Stock so terminated, accompanied by such instrument of transfer as may be required by the Secretary or any Assistant Secretary of the Corporation.

     5.8 Lapse of Restrictions. Subject to Section 5.9, the restrictions set forth in Section 5.7 shall lapse at such times as are determined by the Committee. Notwithstanding the provisions of this Section 5.8, all restrictions shall lapse immediately upon a Change in Control of the Corporation as set forth in Section 4.2.8.

     5.9 Termination of Employment by Reason of Death or Disability; Attainment of Age 65. Any provision of Section 5.7 to the contrary notwithstanding, if an employee who has been in the continuous employment of the Corporation or of any Subsidiary since the date on which a Restricted Stock Award was granted to him or her shall, while in such employment, die, terminate employment by reason of disability, or attain age 65 and any of such events shall occur more than one year after the date on which a Restricted Stock Award is granted to him or her, then the restrictions set forth in Section 5.7 shall lapse, as to all shares of Common Stock awarded to such employee pursuant to such Restricted Stock Award, on the date of such event. As used in this Section 5.9, the term "disability" shall mean a condition within the meaning of Section 22(e)(3) of the Internal Revenue Code.

     5.10 Restrictive Legends; Certificates May Be Held in
Custody. Certificates evidencing shares of Common Stock delivered pursuant to Restricted Stock Awards shall bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and in the instruments evidencing the grant of the Restricted Stock Award. Any attempt to dispose of any such shares of Common Stock in contravention of the terms, conditions and restrictions described in the Plan or in the instruments evidencing the grant of the Restricted Stock Awards shall be ineffective. The shares acquired, together with stock powers (if required by the Corporation) or other instruments of transfer appropriately endorsed in blank by the employee, shall be held by the Corporation, for the use and benefit and subject to the rights of such employees as owner thereof. After the lapse of all restrictions with respect to particular shares, the Corporation shall deliver the certificates for such shares held by the Corporation to the employee concerned.

     6. NON-STATUTORY OPTIONS. The Committee may, in its discretion, grant Non-Statutory Options to selected key employees of the Corporation or of a Subsidiary. Prior to the grant of such Options the Committee shall determine the number of shares and the terms and conditions of any Non-Statutory Options granted under this Plan.

     7. STOCK APPRECIATION RIGHTS.

     7.1 Each option agreement may provide that the employee may, from time to time, elect to cancel all or any portion of the Option then subject to exercise, in which case, the Corporation's obligation in respect of such Option may be discharged by the payment to the employee of an amount of cash equal to the excess, if any, of the fair market value at the time of cancellation of shares subject to the Option so canceled over the aggregate purchase price for such shares as set forth in the option agreement. In the event of cancellation, the number of shares as to which such Option was canceled shall not become available for use under this Plan. Any right to elect cancellation shall be transferable only by will or by the laws of descent and distribution. During the lifetime of the employee, such right shall be exercisable only by him.

     7.2 The provisions of this Section 7 shall not be available unless the cash amount calculated hereunder is a positive number.

     7.3 To the extent that the election provided in this Section 7 results in compensation income to the employee; the Corporation shall withhold from the amount due the employee an appropriate amount for Federal, state and local taxes, if any, as then required by law.

     7.4 The following additional rules are applicable:

          7.4.1. The election herein shall expire no later than the expiration of the Option to which the election relates;

          7.4.2. The right under this Section 7 is transferable only to the extent the Option to which the election relates is transferable and on the same terms and conditions; and

          7.4.3 The rights under this Section 7 may be exercisable only when the underlying Option is eligible to be exercised.

     7.5 The Committee may, in its discretion, award SARs independent of the grant of any Option. Upon exercise, the employee shall receive the excess of the market value of the Corporation's stock at the date of exercise over the price of the stock determined at the time of the grant of the SAR.

     7.6 Amounts payable pursuant to this Section 7 may, in the Committee's discretion, be paid in cash, shares of the Corporation, or a combination thereof.

     8. PAYMENT OF OPTION PRICE. The employee or his successor in interest shall pay the Option price by cash or check, except as may be permitted by
Section 4.1.2.

     9. WITHHOLDING.

     9.1 Tax Withholding. The Corporation shall deduct or withhold an amount, otherwise payable, sufficient to satisfy Federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan. The employee has no discretion as to whether such amount will or will not be withheld by the Corporation.

     9.2 Share Withholding. With respect to tax withholding required upon the exercise of Options, the Corporation shall withhold such number of shares, otherwise issuable, having a fair market value on the date the tax is to be determined equal to an amount sufficient to satisfy Federal, state and local taxes. The employee has no discretion as to whether such shares will or will not be withheld by the Corporation.

     10. RELOAD OPTIONS. The Committee may provide for the grant, to any employee of additional Options upon the exercise of Options ("Reload Options"), including the exercise of Reload Options, through the delivery of common stock of the Corporation provided, however, the (i) Reload Options may be granted only with respect to the same number of common shares as were surrendered to exercise the Options, (ii) the exercise price of the Reload Options will be the fair market value on the date of grant of the Reload Options, (iii) with respect to employees who are subject to the reporting requirements of Section 16(a) of the Exchange Act, the Reload Options may not be exercised after the date the Options with respect to which such Reload Options were granted expire or terminate and
(iv) the provisions contained in this sentence may not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     11. $100,000 ANNUAL LIMIT. The aggregate fair market value (determined as of the times Options are granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under all such plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

     12. SHARES AVAILABLE. The maximum number of shares which may be issued under this Plan shall be 4,500,000 shares of Common Stock of the Corporation.

     13. NON-TRANSFERABILITY OF OPTIONS. Options shall be transferable only by will, the laws of descent and distribution and qualified domestic relations order. The Options shall not be assigned, transferred, pledged, alienated or hypothecated in any manner during the employee's lifetime except as permitted in this Plan. Any attempted assignment, transfer, pledge, alienation or hypothecation of the Option or rights thereunder, otherwise than as permitted herein, shall terminate the Option.

     14. EFFECTIVE DATE.  The effective date of the Plan is March 15, 1993.

     15. TERM OF PLAN. Options must be granted within a period of 10 years from the date the Plan is adopted (March 14, 2003).

     16. ADJUSTMENTS. In the event that, and as often as, a stock dividend or liquidating dividend shall be declared upon the outstanding shares of Common Stock or the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or another corporation whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation, or other change in structure of the Corporation, through acquisition or otherwise, then the aggregate number and kind of shares of stock covered by each outstanding Option, the price per share thereof in each such Option, the maximum number of shares of Common Stock that may be sold under the Plan and the options to be automatically granted thereafter shall be proportionately adjusted in such manner as shall be determined by the Committee.

     In the event that a Special Dividend, hereinafter defined, shall be paid on the Shares of Common Stock, outstanding options shall be amended to reduce the price thereof by the fair value of the amount of the Special Dividend but such reduction shall not result in such price being less than the par value of the Common Stock provided, however, that if the total amount of the Special Dividend is not reflected in such price adjustment, then the unapplied balance of the Special Dividend shall be paid in cash to the holders of outstanding Options to which this proviso applies at the time such Special Dividend is paid on the outstanding Shares of Common Stock. "Special Dividend" shall mean a dividend in cash and/or property the fair value of which shall be two or more times the amount of regular cash dividends paid on the Common Stock during the twelve month period preceding the declaration date of the Special Dividend; provided, however, that if the Corporation has not previously paid a dividend on its Common Stock, the first such dividend shall not be deemed a Special Dividend. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination. Fractional shares resulting from any adjustment in Options pursuant to this Section may be settled in cash or otherwise as the Committee shall determine.

     Notice of any adjustment shall be given by the Corporation to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

     17. PERFORMANCE-BASED AWARDS.

     17.1 Performance Criteria. The Committee may, in its discretion, base the granting, exercisability or vesting of awards under this Plan upon the attainment of performance criteria specified by the Committee and intended to result in the awards constituting performance-based compensation under Section 162(m) ("Section 162(m)") of the Internal Revenue Code. Such awards ("Performance-Based Awards"), or the exercisability or vesting thereof, shall be based upon one or more of the following business criteria which may be determined by reference to the performance of the key employee to whom the award is to be granted or the performance of the Corporation or a subsidiary, division or other operating unit of the Corporation (or based on comparative performance relative to other companies): revenues; market shares; cost; economic value added; increase in price per share; total shareholder return; net income; pre-tax earnings; earnings before interest expense, taxes, depreciation, and amortization; operating margins; earnings per share; growth in earnings per share; return on equity, capital, or investment; operating earnings; working capital or inventory; ratio of debt to shareholder's equity; the attainment of strategic and operational initiatives; or any individual performance objective measured in term of attainment of quantitative targets related to the Corporation's business.

     17.2 Establishment of Criteria.  With respect to Performance-Based Awards,
(i) the Committee shall establish in writing the objective performance goals applicable to a given period of service no later than 90 days after the commencement of such period of service (but in no event after 25% of such period of service has elapsed), and (ii) no awards shall be granted, or become exercisable or vested, as the case may be, to any key employee for a given period of service until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. Notwithstanding anything else contained in this Plan to the contrary, if any award is intended, at the time of grant, to be performance-based compensation under Section 162(m), the Committee shall not be entitled to exercise any discretion otherwise authorized under this Plan with respect to such award if the exercise of such discretion would cause such award to fail to qualify as performance-based compensation under Section 162(m).

     17.3 Maximum Awards. In no event shall the maximum aggregate number of Options (including Reload Options and Options issued in tandem with SARs), SARs issued independently of Options and Restricted Stock Awards granted to any key employee under this Plan in any calendar year exceed 250,000 shares, subject to adjustment as provided in Section 16 of this Plan.

     18. AMENDMENT OR TERMINATION OF PLAN.

     18.1. Amendment, Modification and Termination. The Board may at any time and from time to time, terminate, amend, or modify this Plan. However, no such amendment, modification or termination of this Plan may be made without the approval of shareholders of the Corporation, if such approval is required by the Internal Revenue Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the shares of the Corporation's Common Stock are then listed or reported, or by a regulatory body having jurisdiction with respect hereto.

     18.2 Awards Previously Granted. No termination, amendment, or modification of this Plan shall in any material manner adversely affect any Option, SAR or Restricted Stock Award previously granted under this Plan, without the written consent of the employee holding such Option, SAR or Restricted Stock Award.

     19. SECURITIES ACT REQUIREMENTS. No Option granted pursuant to the Plan shall be exercisable in whole or in part, and the Corporation shall not be obligated to sell any Shares subject to any such Option, if such exercise and sale would, in the opinion of counsel for the Corporation, violate the Securities Act of 1933, as amended (or other Federal or state statutes having similar requirements). Each Option shall be subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the Shares subject to such option under any securities exchange requirements or system on which the Corporation's Common Stock is then listed or reported or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     20. REQUIREMENTS OF LAW. If any law, regulation of the Securities and Exchange Commission, or any regulation of any other commission or agency having jurisdiction shall require the Company or the exercising Optionee to take any action with respect to the shares of stock acquired by the exercise of an Option, then the date upon which the Company shall deliver or cause to be delivered the certificate or certificates for the shares of stock shall be postponed until full compliance shall have been made with all such requirements.

     21. LIQUIDATION OF THE CORPORATION. In the event of the complete liquidation or dissolution of the Corporation, other than as an incident to a merger, reorganization, or other adjustment referred to in Section 16 above, any Options granted pursuant to this Plan and remaining unexercised and any non vested Restricted Stock Awards shall be deemed canceled, without regard to or limitation by any other provisions of this Plan.

     22. MISCELLANEOUS. The granting of an Option or Restricted Stock Award shall not constitute or be evidence of any agreement or understanding, expressed or implied, on the part of the Corporation to employ the holder thereof for any period. No holder of an Option or Restricted Stock Award shall be entitled to any rights of a shareholder of the Corporation with respect to any of the shares of stock subject thereto until such shares of stock have been paid for in full and/or otherwise issued to such person. Each Option shall be evidenced by an agreement or certificate in such form and substance which is not inconsistent with this Plan and as shall be determined by the Board or the Committee. No employee shall have the right to be selected to receive an Option under this Plan, or, having been so selected, to be selected to receive a future Option. All obligations of the Corporation under this Plan shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

     23. GOVERNING LAW. This Plan shall be governed by the laws of the State of Florida and, with respect to Incentive Stock Options, shall be construed in a manner to qualify as an Incentive Stock Option Plan pursuant to the requirements of Section 422 of the Internal Revenue Code. Any award that the Committee intends to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code shall be construed in a manner as to so qualify. In the event this Plan does not meet such requirements, any provision herein which conflicts with such requirements shall be omitted, and any required provisions which were omitted shall be included, as necessary, so as to qualify this Plan as an Incentive Stock Option Plan.

                                                                       EXHIBIT B

                              REXALL SUNDOWN, INC.

                     AMENDED AND RESTATED 1993 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

     1. PURPOSE. The purpose of the Rexall Sundown, Inc. Amended and Restated 1993 Non-Employee Director Stock Option Plan (the "Plan") is to advance the interests of Rexall Sundown, Inc. (the "Corporation") and its shareholders by enabling the Corporation to induce experienced persons of the highest caliber to become and remain non-employee directors by providing those persons with additional personal and financial interest in the success of the Corporation and its subsidiaries through the grant of options ("Options") to purchase common stock (the "Common Stock"), par value $.01 per share, of the Corporation.

     2. SHARES SUBJECT TO THE PLAN. The maximum number of shares (the "Shares") of Common Stock for which Options may be granted under the Plan shall be Sixty Thousand (60,000) subject to adjustment upon changes in capitalization of the Corporation as provided in Section 11 hereof. Shares issued pursuant to the exercise of Options under the Plan shall be made available from either authorized but unissued or reacquired shares of the Corporation. If an Option shall expire or terminate for any reason without being exercised in full, then the shares as to which such Option was not exercised shall become available for other Options to be granted under the Plan. The maximum number of Shares authorized may be increased from time to time by approval of the Board of Directors and the shareholders of the Corporation. Shares of Common Stock that may be issued upon exercise of Options granted under the Plan shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan.

     3. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") which shall be appointed by the Corporation's Board of Directors (the "Board") consisting of two or more Directors. Grants of Options under the Plan and the amount and nature of the Options to be granted shall be automatic, as described in Section 5 hereof. All questions of interpretation of the Plan or of any Options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Options granted in connection with it.

     4. ELIGIBILITY. Those directors of the Corporation who are not employees of the Corporation or any of its subsidiaries ("Non-Employee Directors") are eligible to participate in the Plan.

     5. GRANTS, TERMS AND CONDITIONS OF OPTIONS.

     (a) Grant of Options. Subject to Section 9 hereof, Options to purchase 7,500 Shares are granted to (a) each Non-Employee Director (the "Original Optionees") on the date of adoption of the Plan by the Board of Directors of the Corporation (the "Effective Date"); (b) each other person who is elected a director of the Corporation by its shareholders after the Effective Date and before February 6, 1997 (the "Current Optionees") on the date of such election (the "Election Date"); and (c) each other person who is elected a director of the Corporation by its shareholders on or after February 6, 1997 (the "Future Optionees") on the Election Date; provided, however, that no such grant shall be made to a director who had previously served as such and has received a grant pursuant to the Plan. Such options shall be evidenced by an agreement or certificate in such form and substance which is not inconsistent with the Plan, and as such be determined by the Committee.

     (b) Exercise. The Options will become exercisable as to (i) the Original Optionees according to the following formula (a "Year" commences on the effective date of the Registration Statement for the Corporation's initial public offering):

            Upon completion of the sale of shares of the
              Corporation pursuant to a Registration Statement
              for the Corporation's initial public offering......   1,500 Shares
            After One Year.......................................   1,500 Shares
            After Two Years......................................   1,500 Shares
            After Three Years....................................   1,500 Shares
            After Four Years.....................................   1,500 Shares

     (ii) Current Optionees, according to the following formula (a "Year" commences on the Election Date):

            After One Year.......................................   1,500 Shares
            After Two Years......................................   1,500 Shares
            After Three Years....................................   1,500 Shares
            After Four Years.....................................   1,500 Shares
            After Five Years.....................................   1,500 Shares

     (iii) Future Optionees, according to the following formula (a "Year" commences on the Election Date):

            After One Year.......................................   2,500 Shares
            After Two Years......................................   2,500 Shares
            After Three Years....................................   2,500 Shares

     An Option may be exercised subject to the conditions contained in the Plan and in the agreement evidencing such Option by giving written notice of exercise to the Corporation (Attention: Secretary) at its principal executive office (such notice to specify the particular Option that is being exercised and the number of Shares with respect to which Option is being exercised).

     (c) Price. The purchase price of the Shares purchased pursuant to the Options granted under the Plan shall be 100% of the Fair Market Value (as defined below) of the Common Stock on the date of the grant of the Option. The purchase price of the Shares as to which an Option is exercised shall be payable in full at the time of exercise either (i) in cash (including check, bank draft, or money order), (ii) by delivery in transferable form, that number of shares of the Corporation's Common Stock which, on the business day preceding the date of exercise, has an aggregate market value equal to such purchase price, or (iii) a combination of the foregoing. For purposes of the Plan, "Fair Market Value" shall mean, as of any date, (A) if the Common Stock is listed on any Stock Exchange, the closing sale price of the Common Stock on the date of grant; or
(B) if the Common Stock is not so listed but transactions in the Common Stock are listed on the Nasdaq National Market System, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the Nasdaq National Market System as of such date (or, if no shares were traded on such date, as of the next preceding day on which there was such a trade); or (C) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq System or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and ask prices of the Common Stock as of such date, as so reported; or (D) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

     (d) Duration. Options shall be granted to Future Optionees for terms of ten (10) years.

     (e) Termination of Directorship. Subject to the limitations of the Plan, if a Non-Employee Director ceases to serve as a director of the Corporation, the Options that have vested may be exercised until the expiration of the term of the Option. Commencing with Options granted following the Annual Meeting held in

1997, any unvested Options at the time a Non-Employee Director ceases to serve as a director of the Corporation shall continue to vest in accordance with the vesting schedule at the time of grant, provided that such Non-Employee Director has served as a director for not less than one year and has not been terminated for cause. If the Non-Employee Director has been terminated for cause or has served as a director for less than one year, any unvested Options existing at the time the Non-Employee Director's directorship ceases, shall terminate immediately and be of no further force and effect.

     (f) Non-Statutory Stock Options. All Options granted under the Plan shall be non-statutory stock options which do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and as may be amended from time to time (the "Code"). The Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

     (g) General. No Option shall be exercisable in whole or in part unless the Non-Employee Director shall have continued as a director of the Corporation for six months following the date the Option was granted except in the case of termination of the Non-Employee Director's directorship because of disability or death or in the event of a "Change in Control" of the Corporation as defined in
Section 7 hereof.

     6. TRANSFERABILITY OF OPTION. Options shall be transferable only by will, the laws of descent and distribution and qualified domestic relations order. The Options shall not be assigned, transferred, pledged, alienated or hypothecated in any manner during the director's lifetime except as permitted in this Plan. Any attempted assignment, transfer, pledge, alienation or hypothecation of the Option or rights thereunder, otherwise than as permitted herein, shall terminate the Option.

     7. CHANGE IN CONTROL OR ACCELERATION EVENT. Notwithstanding any provision to the contrary contained in the Plan or in any agreement between the Corporation and the holder, upon the occurrence of a Change in Control (as defined below):

     (a) Right to Exercise. All outstanding Options shall immediately become exercisable in whole or, in the discretion of the holder, in part.

     (b) Release of Restrictions. The Corporation, the Board of Directors and the Committee will exercise their best efforts to assure that the provisions of
Section 8 hereof do not prevent the exercise of Options and sale and issuance of shares of Common Stock pursuant to such Options. Any determination of an appropriate amendment or adjustment pursuant to Section 11 hereof shall be made without regard to the provisions of this Section 7.

     (c) Definitions.  For purposes of this Section 7:

          "Change in Control" shall mean:

             (i) any person (including a "Group" which is defined as any combination of persons knowingly participating in a joint activity or interdependent consciously parallel action toward a common goal, whether or not pursuant to an express contract; provided, however, that the actions taken by a director of the Corporation acting as such shall not alone constitute membership in a group), without the approval of a majority of the Incumbent Directors ("Incumbent Director" shall mean any director of the Corporation serving at April 1, 1993; or one elected thereafter if nominated or approved by at least two-thirds of the then Incumbent Directors), becoming the Beneficial Owner ("Beneficial Owner" shall have the meaning provided in Section 607.0901(i)(e) of the Florida Statutes) of, or acquiring the power to direct the exercise of voting power with respect to, directly or indirectly, securities which represent thirty percent (30%) or more of the combined voting power of the Corporation's outstanding securities thereafter, whether or not some portion of such securities was owned by such Person (or by any member of such Group) prior thereto; provided, however, that this provision shall not apply to acquisitions by a director, executive officer or their affiliates if such person had such status on April 1, 1993; or

             (ii) the Incumbent Directors cease at any time to constitute a majority of the Board of Directors, whether of (A) the Corporation or
        (B) after any cash tender offer or exchange offer, merger, consolidation or other business combination, recapitalization of the Corporation, sale, liquidation or dissolution (or adoption of a plan for liquidation or dissolution), or any combination of any or all of the foregoing transactions, including but not limited to a series of such transactions, any successor to the Corporation.

             Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred with respect to any person if the action of such person was voluntary and would have been sufficient, without the actions of others, to constitute a Change in Control.

             "Person" shall mean any "person" as such term is used in Sections 13(d)(3) and 14(d) of the Exchange Act.

     8. SECURITIES ACT REQUIREMENTS. No Option granted pursuant to the Plan shall be exercisable in whole or in part, and the Corporation shall not be obligated to sell any Shares subject to any such Option, if such exercise and sale would, in the opinion of counsel for the Corporation, violate the Securities Act of 1933, as amended (or other Federal or state statutes having similar requirements). Each Option shall be subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the Shares subject to such Option under any securities exchange requirements or system on which the Corporation's Common Stock is then listed or reported or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     9. EFFECTIVE DATE. The Plan became effective as of March 15, 1993, and the amendments to Sections 5(b) and 5(e) hereof shall become effective as of December 6, 1996, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before December 5, 1997. If the amendments to Section 5(b) and 5(e) hereof are not so approved, the amendments shall not become effective.

     10. TERM OF PLAN. Options must be granted within a period of 10 years from the date the Plan is adopted (by March 14, 2003).

     11. ADJUSTMENTS. In the event that, and as often as, a stock dividend or liquidating dividend shall be declared upon the outstanding shares of Common Stock or the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or another corporation whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation, or other change in structure of the Corporation, through acquisition or otherwise, then the aggregate number and kind of shares of stock covered by each outstanding Option, the price per share thereof in each such Option, the maximum number of shares of Common Stock that may be sold under the Plan and the options to be automatically granted thereafter shall be proportionately adjusted in such manner as shall be determined by the Committee.

     In the event that a Special Dividend as defined below, shall be paid on the Shares of Common Stock, outstanding Options shall be amended to reduce the price thereof by the fair value of the amount of the Special Dividend but such reduction shall not result in such price being less than the par value of the Common Stock; provided, however, that if the total amount of the Special Dividend is not reflected in such price adjustment, then the unapplied balance of the Special Dividend shall be paid in cash to the holders of outstanding Options to which this proviso applies at the time such Special Dividend is paid on the outstanding Shares of Common Stock. "Special Dividend" shall mean a dividend in cash and/or property the fair value of which shall be two or more times the amount of regular cash dividends paid on the Common Stock during the twelve month period preceding the declaration date of the Special Dividend, provided, however, that if the Corporation has not previously paid a dividend on its Common Stock, the first such dividend shall not be deemed a Special Dividend. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination. Fractional shares resulting from any adjustment in Options pursuant to this Section 11 may be settled in cash or otherwise as the Committee shall determine.

     Notice of any adjustment shall be given by the Corporation to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

     12. AMENDMENT OR DISCONTINUANCE OF THE PLAN.

     (a) Amendment, Modification and Termination. The Board may at any time and from time to time, terminate, amend, or modify this Plan. However, no such amendment, modification, or termination of this Plan may be made without the approval of shareholders of the Corporation, if such approval is required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the shares of the Corporation's Common Stock are then listed or reported, or by a regulatory body having jurisdiction with respect hereto.

     (b) Options Previously Granted. No termination, amendment, or modification of this Plan shall in any material manner adversely affect any Option previously granted under this Plan, without the written consent of the Optionee holding such Option.

     13. REQUIREMENTS OF LAW. If any law, regulation of the Securities and Exchange Commission, or any regulation of any other commission or agency having jurisdiction shall require the Corporation or the exercising Optionee to take any action with respect to the shares of stock acquired by the exercise of an Option, then the date upon which the Corporation shall deliver or cause to be delivered the certificate or certificates for the shares of stock shall be postponed until full compliance shall have been made with all such requirements.

     14. LIQUIDATION OF THE CORPORATION. In the event of the complete liquidation or dissolution of the Corporation, other than as an incident to a merger, reorganization, or other adjustment referred to in Section 7 hereof above any Options granted pursuant to the Plan and remaining unexercised shall be deemed canceled, without regard to or limitation by any other provisions of the Plan.

     15. MISCELLANEOUS. The granting of an Option shall not constitute or be evidence of any agreement or understanding, expressed or implied, on the part of the Corporation to continue the holder thereof as a director for any period. No holder of an Option shall be entitled to any rights of a shareholder of the Corporation with respect to any of the shares of stock subject thereto until such shares of stock have been paid for in full and/or otherwise issued to such person. Each Option shall be evidenced by an agreement or certificate in such form and substance which is not inconsistent with the Plan and as shall be determined by the Board or Committee. This Plan shall be governed by the laws of the State of Florida.

                                                                       EXHIBIT C

                              REXALL SUNDOWN, INC.

                     AMENDED AND RESTATED 1994 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

     1. PURPOSE. The purpose of the Rexall Sundown, Inc. Amended and Restated 1994 Non-Employee Director Stock Option Plan (the "Plan") is to advance the interests of Rexall Sundown, Inc. (the "Corporation") and its shareholders by enabling the Corporation to induce experienced persons of the highest caliber to become and remain non-employee directors by providing those persons with additional personal and financial interest in the success of the Corporation and its subsidiaries through the grant of options ("Options") to purchase common stock (the "Common Stock"), par value $.01 per share, of the Corporation. The Corporation's Amended and Restated 1993 Non-Employee Director Stock Option Plan (the "1993 Plan") provides for a one-time grant of options to purchase 7,500 shares of Common Stock upon a non-employee director's election to the Board and the Plan will be an additional means to provide directors with a financial interest in the Corporation.

     2. SHARES SUBJECT TO THE PLAN. The maximum number of shares (the "Shares") of Common Stock for which Options may be granted under the Plan shall be Three Hundred Thousand (300,000) subject to adjustment upon changes in capitalization of the Corporation as provided in Section 11 hereof. Shares issued pursuant to the exercise of Options under the Plan shall be made available from either authorized but unissued or reacquired shares of the Corporation. If an Option shall expire or terminate for any reason without being exercised in full, then the shares as to which such Option was not exercised shall become available for other Options to be granted under the Plan. The maximum number of Shares authorized may be increased from time to time by approval of the Board of Directors and the shareholders of the Corporation. Shares of Common Stock that may be issued upon exercise of Options granted under the Plan shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan.

     3. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") which shall be appointed by the Corporation's Board of Directors (the "Board") consisting of two or more Directors. Grants of Options under the Plan and the amount and nature of the Options to be granted shall be automatic, as described in Section 5 hereof. All questions of interpretation of the Plan or of any Options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Options granted in connection with it.

     4. ELIGIBILITY. Those directors of the Corporation who are not employees of the Corporation or any of its subsidiaries ("Non-Employee Directors") are eligible to participate in the Plan. For purposes of the Plan, a director who does not receive regular compensation from the Corporation or its subsidiaries, other than directors' fees and reimbursement for expenses, shall not be considered an employee of the Corporation, even if such director is an officer of the Corporation.

     5. GRANTS, TERMS AND CONDITIONS OF OPTIONS.

     (a) Grant of Annual Options. Subject to Section 9 hereof, each person who is a Non-Employee Director on July 7, 1994 is granted an Option to purchase 7,500 Shares. Commencing with the annual meeting of the Corporation's shareholders ("Annual Meeting") held in 1995 and at each Annual Meeting thereafter, each person who is a Non-Employee Director elected to his first term of office shall be granted, effective as of such Annual Meeting, an Option to purchase 7,500 Shares; provided, however, if a Non-Employee Director is initially elected at an Annual Meeting and receives Options pursuant to the 1993 Plan as a result of such election, no Options shall be granted to such Director at such Annual Meeting. Commencing with the Annual Meeting held in 1997 and at each Annual Meeting thereafter, (i) each person who is a Non-Employee Director and who has been re-elected to a second term of office at an Annual Meeting shall be granted an

Option to purchase 10,000 Shares; (ii) each person who is a Non-Employee Director and who has been re-elected at an Annual Meeting to a third term of office, shall be granted an Option to purchase 12,500 Shares; and (iii) each person who is a Non-Employee Director and who has been re-elected at an Annual Meeting to a fourth term of office or more, shall be granted an Option to purchase 15,000 Shares. All Options shall be evidenced by an agreement or certificate in such form and substance which is not inconsistent with the Plan, and as shall be determined by the Committee.

     (b) Exercise. The Options will become exercisable as to the Non-Employee Directors to whom Options are granted under the Plan prior to the Annual Meeting held in 1997 (the "Original Optionees") according to the following formula (a "Year" commences on July 7, 1994 as to the initial grant and the Annual Meeting date as to subsequent grants):

    One Year or Less.....................................  20% of the Shares
    After One Year.......................................  An additional 20% of the Shares
    After Two Years......................................  An additional 20% of the Shares
    After Three Years....................................  An additional 20% of the Shares
    After Four Years.....................................  An additional 20% of the Shares

     The Options will become exercisable as to the Non-Employee Directors to whom Options are granted under the Plan at or following the Annual Meeting held in 1997 (the "Current Optionees")(the Original Optionees and the Current Optionees shall hereinafter collectively be referred to as, the "Optionees") according to the following formula (a "Year" commences on the Annual Meeting date as to all grants):

    After One Year.......................................  33 1/3% of the Shares
                                                           An additional 33 1/3% of the
    After Two Years......................................  Shares
                                                           An additional 33 1/3% of the
    After Three Years....................................  Shares

     An Option may be exercised subject to the conditions contained in the Plan and in the agreement evidencing such Option by giving written notice of exercise to the Corporation (Attention: Secretary) at its principal executive office (such notice to specify the particular Option that is being exercised and the number of Shares with respect to which Option is being exercised).

     (c) Price. The purchase price of the Shares purchased pursuant to the Options granted under the Plan shall be 100% of the Fair Market Value (as defined below) of the Common Stock on the date of the grant of the Option. The purchase price of the Shares as to which an Option is exercised shall be payable in full at the time of exercise either (i) in cash (including check, bank draft, or money order), (ii) by delivery in transferable form, that number of shares of the Corporation's Common Stock which, on the business day preceding the date of exercise, has an aggregate market value equal to such purchase price, or (iii) a combination of the foregoing. For purposes of the Plan, "Fair Market Value" shall mean, as of any date, (A) if the Common Stock is listed on any Stock Exchange, the closing sale price of the Common Stock on the date of grant; or
(B) if the Common Stock is not so listed but transactions in the Common Stock are listed on the NASDAQ National Market System, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such date, as of the next preceding day on which there was such a trade); or (C) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and ask prices of the Common Stock as of such date, as so reported; or (D) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

     (d) Duration. Options shall be granted to Optionees for terms of ten (10) years.

     (e) Termination of Directorship. Subject to the limitations of the Plan, if a Non-Employee Director ceases to serve as a director of the Corporation, the Options that have vested may be exercised until the expiration of the term of the Option. Commencing with Options granted following the Annual Meeting held in

1997, any unvested Options at the time a Non-Employee Director ceases to serve as a director of the Corporation shall continue to vest in accordance with the same vesting schedule as when such person served as a Non-Employee Director, unless such Non-Employee Director was terminated for cause or served as a non-Employee Director for less than one year, in which case such unvested Options shall terminate as of the date the Non-Employee Director's term of office terminates.

     (f) Non-Statutory Stock Options. All Options granted under the Plan shall be non-statutory stock options which do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and as may be amended from time to time (the "Code"). The Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

     (g) General. No Option shall be exercisable in whole or in part unless the Non-Employee Director shall have continued as a director of the Corporation for six months following the date the Option was granted except in the case of termination of the Non-Employee Director's directorship because of disability or death or in the event of a "Change in Control" of the Corporation as defined in
Section 7 hereof.

     6. TRANSFERABILITY OF OPTION. Options shall be transferable only by will, the laws of descent and distribution and qualified domestic relations order. The Options shall not be assigned, transferred, pledged, alienated or hypothecated in any manner during the director's lifetime except as permitted in this Plan. Any attempted assignment, transfer, pledge, alienation or hypothecation of the Option or rights thereunder, otherwise than as permitted herein, shall terminate the Option.

     7. CHANGE IN CONTROL OR ACCELERATION EVENT. Notwithstanding any provision to the contrary contained in the Plan or in any agreement between the Corporation and the holder, upon the occurrence of a Change in Control (as defined below):

     (a) Right to Exercise. All outstanding Options shall immediately become exercisable in whole or, in the discretion of the holder, in part, subject to
Section 7(d) hereof.

     (b) Release of Restrictions. Upon the occurrence of a Change in Control, the Corporation, the Board of Directors and the Committee will exercise their best efforts to assure that the provisions of Section 8 hereof do not prevent the exercise of Options and sale and issuance of shares of Common Stock pursuant to such Options. Any determination of an appropriate amendment or adjustment pursuant to Section 11 hereof shall be made without regard to the provisions of this Section 7.

     (c) Definitions.  For purposes of this Section 7:

          "Change in Control" shall mean:

             (i) any person (including a "Group" which is defined as any combination of persons knowingly participating in a joint activity or interdependent consciously parallel action toward a common goal, whether or not pursuant to an express contract; provided, however, that the actions taken by a director of the Corporation acting as such shall not alone constitute membership in a group), without the approval of a majority of the Incumbent Directors ("Incumbent Director" shall mean any director of the Corporation serving at July 7, 1994 or one elected thereafter if nominated or approved by at least two-thirds of the then Incumbent Directors), becoming the Beneficial Owner ("Beneficial Owner" shall have the meaning provided in Section 607.0901(i)(e) of the Florida Statutes) of, or acquiring the power to direct the exercise of voting power with respect to, directly or indirectly, securities which represent thirty percent (30%) or more of the combined voting power of the Corporation's outstanding securities thereafter, whether or not some portion of such securities was owned by such Person (or by any member of such Group) prior thereto; provided, however, that this provision shall not apply to acquisitions by a director, executive officer or their affiliates if such person had such status on July 7, 1994; or

             (ii) the Incumbent Directors cease at any time to constitute a majority of the Board of Directors, whether of (A) the Corporation or
        (B) after any cash tender offer or exchange offer, merger, consolidation or other business combination, recapitalization of the Corporation, sale, liquidation or dissolution (or adoption of a plan for liquidation or dissolution), or any combination of any or all of the foregoing transactions, including but not limited to a series of such transactions, any successor to the Corporation.

             Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred with respect to any person if the action of such person was voluntary and would have been sufficient, without the actions of others, to constitute a Change in Control.

             "Person" shall mean any "person" as such term is used in Sections 13(d)(3) and 14(d) of the Securities Exchange Act of 1934, as amended.

     8. SECURITIES ACT REQUIREMENTS. No Option granted pursuant to the Plan shall be exercisable in whole or in part, and the Corporation shall not be obligated to sell any Shares subject to any such Option if such exercise and sale would, in the opinion of counsel for the Corporation, violate the Securities Act of 1933, as amended (or other Federal or state statutes having similar requirements). Each Option shall be subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the Shares subject to such Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     9. EFFECTIVE DATE. The Plan shall become effective as of July 7, 1994, and the amendments to Sections 2, 5(a), 5(b) and 5(e) hereof became effective as of December 6, 1996, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before December 5, 1997. If the Plan is not so approved, the Plan shall not become effective.

     10. TERM OF PLAN. Options must be granted within a period of 10 years from the date the Plan is adopted (by July 6, 2004).

     11. ADJUSTMENTS. In the event that, and as often as, a stock dividend or liquidating dividend shall be declared upon the outstanding shares of Common Stock or the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or another corporation whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation, or other change in structure of the Corporation, through acquisition or otherwise, then the aggregate number and kind of shares of stock covered by each outstanding Option, the price per share thereof in each such Option, the maximum number of shares of Common Stock that may be sold under the Plan and the options to be automatically granted thereafter shall be proportionately adjusted in such manner as shall be determined by the Committee.

     In the event that a Special Dividend as defined below, shall be paid on the Shares of Common Stock, outstanding Options shall be amended to reduce the price thereof by the fair value of the amount of the Special Dividend but such reduction shall not result in such price being less than the par value of the Common Stock; provided, however, that if the total amount of the Special Dividend is not reflected in such price adjustment, then the unapplied balance of the Special Dividend shall be paid in cash to the holders of outstanding Options to which this proviso applies at the time such Special Dividend is paid on the outstanding Shares of Common Stock. "Special Dividend" shall mean a dividend in cash and/or property the fair value of which shall be two or more times the amount of regular cash dividends paid on the Common Stock during the twelve month period preceding the declaration date of the Special Dividend. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination. Fractional shares resulting from any adjustment in Options pursuant to this Section 11 may be settled in cash or otherwise as the Committee shall determine.

     Notice of any adjustment shall be given by the Corporation to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

     12. AMENDMENT OR DISCONTINUANCE OF THE PLAN.

     (a) Amendment, Modification and Termination. The Board may at any time and from time to time, terminate, amend, or modify this Plan. However, no such amendment, modification, or termination of this Plan may be made without the approval of shareholders of the Corporation, if such approval is required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the shares of the Corporation's Common Stock are then listed or reported, or by a regulatory body having jurisdiction with respect hereto.

     (b) Options Previously Granted. No termination, amendment, or modification of this Plan shall in any material manner adversely affect any Option previously granted under this Plan, without the written consent of the Optionee holding such Option.

     13. RESERVATION OF SHARES. The Corporation, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     14. REQUIREMENTS OF LAW. If any law, regulation of the Securities and Exchange Commission, or any regulation of any other commission or agency having jurisdiction shall require the Corporation or the exercising Optionee to take any action with respect to the shares of stock acquired by the exercise of an Option, then the date upon which the Corporation shall deliver or cause to be delivered the certificate or certificates for the shares of stock shall be postponed until full compliance shall have been made with all such requirements.

     15. LIQUIDATION OF THE CORPORATION. In the event of the complete liquidation or dissolution of the Corporation, other than as an incident to a merger, reorganization, or other adjustment referred to in Section 7 hereof above any Options granted pursuant to the Plan and remaining unexercised shall be deemed canceled, without regard to or limitation by any other provisions of the Plan.

     16. MISCELLANEOUS. The granting of an Option shall not constitute or be evidence of any agreement or understanding, expressed or implied, on the part of the Corporation to continue the holder thereof as a director for any period. No holder of an Option shall be entitled to any rights of a shareholder of the Corporation with respect to any of the shares of stock subject thereto until such shares of stock have been paid for in full and/or otherwise issued to such person. Each Option shall be evidenced by an agreement or certificate in such form and substance which is not inconsistent with the Plan and as shall be determined by the Board or Committee. This Plan shall be governed by the laws of the State of Florida.

                             REXALL SUNDOWN, INC.                     APPENDIX A

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 6, 1997 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Carl DeSantis and Christian Nast, as Proxies, each with the power to appoint his substitute, and hereby authorized them to represent and to vote as designated on the reverse side of this card, all the shares of Common Stock of Rexall Sundown, Inc. held of record by the undersigned on December 20, 1996, at the Annual Meeting of Shareholders to be held on February 6, 1997, or any adjournment or postponement thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5 AND AS OTHERWISE DETERMINED BY THE PROXYHOLDERS IN THEIR DISCRETION.

1. ELECTION OF DIRECTORS: Nominees: Carl DeSantis, Christian Nast, Dean DeSantis, Damon DeSantis, Nickolas Palin, Stanley Leedy, Raymond Monteleone, Howard Yenke.

            [ ] FOR all nominees listed (except as marked           [ ] WITHHOLD AUTHORITY to vote for all nominees
                to the contrary below)                                  listed

  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

--------------------------------------------------------------------------------

2. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED 1993 STOCK INCENTIVE
   PLAN
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                  (Continued, and to be signed, on other side)

                          (continued from other side)
4. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

5. RATIFICATION OF SELECTION OF COOPERS & LYBRAND LLP.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                  PLEASE MARK, SIGN, DATE AND
                                                  RETURN THE PROXY CARD PROMPTLY
                                                  USING THE ENCLOSED ENVELOPE.

                                                  Dated:           , 1997

                                                  ------------------------------
                                                           (Signature)

                                                  ------------------------------
                                                   (Signature, if held jointly)

                                                  NOTE: PLEASE SIGN EXACTLY AS
                                                  YOUR NAME APPEARS HEREON. WHEN
                                                  SHARES ARE HELD BY JOINT
                                                  TENANTS, BOTH SHOULD SIGN.
                                                  WHEN SIGNING AS ATTORNEY,
                                                  ADMINISTRATOR, EXECUTOR,
                                                  TRUSTEE OR GUARDIAN, PLEASE
                                                  GIVE FULL TITLE AS SUCH. IF A
                                                  CORPORATION, PLEASE SIGN FULL
                                                  CORPORATE NAME BY PRESIDENT OR
                                                  OTHER AUTHORIZED OFFICER. IF A
                                                  PARTNERSHIP, PLEASE SIGN IN
                                                  PARTNERSHIP NAME BY AUTHORIZED
                                                  PERSON.